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                     U N I T E D   I N V E S T O R S

                     A D V A N T A G E  I SM

                     FLEXIBLE PREMIUM VARIABLE
                     LIFE INSURANCE POLICY

                     PROSPECTUS

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                     This Prospectus describes the Flexible Premium Variable
                     Life Insurance Policy ("Policy") issued by United Investors Life Insurance Company ("United Investors"). While the Policy can be purchased with a single premium, it provides some flexibility to pay additional premiums if the Policyowner so desires. The Policy provides for life insurance coverage on the named Insured up to age 95, for the accumulation of Policy Value, for loan privileges while the Insured is living, and for other features that usually are associated with conventional life insurance policies. However, unlike conventional insurance, the Death Benefit may and the Policy Value will vary based on the performance of the investments made in one or more of the Investment Divisions of United Investors Life Variable Account (the "Variable Account"). Generally, all policy loans, surrenders, and maturity benefits are treated first as distributions of taxable income and then as a return of the basis or investment in the Policy. In addition, prior to age 59 1/2, such distributions generally are subject to a 10% penalty tax.

                     The amount of the Death Benefit will never be less than the Minimum Death Benefit specified in the Policy while the Policy is still in force. Additional premium payments may be required to keep the Policy in force. No minimum amount of Policy Value is guaranteed, so the Policyowner bears the entire investment risk under this Policy.

                     It may not be advantageous to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns a flexible premium variable life insurance policy.

                     Because of the premium level contemplated under the Policies, all Policies bought after June 20, 1988, will be treated as modified endowment contracts. (See Federal Tax Matters.)

                     This Prospectus Must be Accompanied or Preceded by a Current Prospectus For Target/United Funds, Inc.

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                     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
                     THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                     PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR
                     FUTURE REFERENCE.

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                     The Date of This Prospectus is May 1, 1998 Revised and
                     Reprinted as of August 31, 1998.

                     Issued By
                           United Investors Life Insurance Company
                           (a Missouri Stock Company)
                           2001 Third Avenue South
                           Birmingham, Alabama 35233

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                                                             U-1003 (8-98)

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                               TABLE OF CONTENTS

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
 Definitions                    Definitions...............................    i
-------------------------------------------------------------------------------
 Summary                        Summary...................................    1
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 United Investors Life          United Investors Life Insurance Company...    3
 Insurance Company and          United Investors Life Variable Account....    4
 United Investors Life Variable Target/United Funds, Inc. ................    4
 Account
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 Policy Rights and Benefits     Death Benefit.............................    7
                                Changes in the Minimum Death Benefit......    7
                                Policy Value..............................    8
                                Policy Loans..............................    9
                                Surrenders................................   10
                                Transfers.................................   10
                                Dollar Cost Averaging.....................   11
                                Free Look Period..........................   11
                                Right to Exchange for Fixed Life
                                Insurance.................................   11
                                Voting Rights.............................   11
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 Premium Payment and            Issuance of a Policy......................   12
 Allocation                     Premiums..................................   12
                                Allocation of Premiums....................   13
                                Termination, Grace Period, and
                                Reinstatement.............................   13
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 Charges and Deductions         Mortality and Expense Risk Charge.........   14
                                Annual Deduction..........................   14
                                Additional Premium Charge.................   15
                                Federal Taxes.............................   15
                                Surrender Charge..........................   15
                                Fund Expenses.............................   16
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 Payment Options                Payment Options...........................   16
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 General Provisions             General Provisions........................   17
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 Distribution of the Policies   Distribution of the Policies..............   18
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 Federal Tax Matters            Federal Tax Matters.......................   19
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 Additional Information         Additional Information....................   23
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 Financial Statements           Financial Statements......................  F-1
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 Appendix A                     Appendix A................................  A-1
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 Appendix B                     Appendix B................................  B-1

                  The Policy is not available in all States.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

THE PRIMARY PURPOSE OF THIS POLICY IS TO PROVIDE INSURANCE PROTECTION. NO CLAIM IS MADE THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

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                         DEFINITIONS

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Accumulation Unit....... means an accounting unit used to calculate the Policy
                         Value.

Attained Age............ means the age of the Insured on his/her birthday nearest a Policy Anniversary date (or the Policy
                         Date).

Beneficiary............. means the person or persons to whom this Policy's
                         Death Benefit is paid when the Insured dies.

Death Benefit........... means the amount payable under your Policy when the
                         Insured dies.

Fund....................
                         means the mutual fund available for investment by the Variable Account on the Policy Date or as later changed by us. The Fund available as of the date of this prospectus is Target/United Funds, Inc.

Grace Period Premium.... means that portion of the payment described in the grace period provision of the Policy which represents accrued and unpaid annual deductions.

In Force................ means the Insured's life remains insured under the terms of the Policy.

Insured................. means the person whose life is insured by the Policy.

Issue Age............... means the age of the Insured on his/her birthday nearest the Policy Date.

Loan Balance............ means all existing loans on a Policy plus any added or accrued loan interest.

Maturity Date........... means the date on which the Proceeds are payable if the Insured is living.

Minimum Death Benefit... means the least amount of Death Benefit payable while the Policy remains in force. It is determined by the Insured's age, sex and the amount of initial and subsequent premiums paid.

Net Investment Factor... means the index applied to measure the investment performance of an Investment Division from one Valuation Period to the next.

Net premium............. means the premium paid less any deduction for sales expenses and premium taxes.

Payee................... means the Beneficiary, or any other person, estate or legal entity to whom benefits are to be paid.

Policy Anniversary...... means the same day and month as the Policy Date each year that the Policy remains in force.

Policy Date............. means the date the Policy becomes effective, and the date from which Policy Anniversaries and Policy Years are determined.

Policyowner or Owner.... means the person named as the owner in the application, unless he or she has assigned ownership to someone else.

Policy Value............ means the Variable Account Value plus any Loan
                         Balance.

Policy Year............. means a year that starts on the Policy Date or on a
                         Policy Anniversary.

Proceeds................ means the amount payable under a Policy (a) upon the death of the Insured, (b) on the Maturity Date, or
                         (c) upon the surrender of the Policy.

Surrender Value......... means the Policy Proceeds if the Policy is surrendered in full prior to the Maturity Date. It is the Policy Value, less any Loan Balance and any applicable surrender charges.

Terminate............... means that the Policy is no longer in force. All insurance coverage under a Policy is stopped.

Valuation Date.......... means a normal business day, Monday through Friday.
                         However, we will not value the Policy's Death Benefits or Policy Value on any customary U.S. business holiday that the New York Stock Exchange is not open for trading. Those holidays currently are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Valuation Period........ means the interval of time commencing at the close of business of the New York Stock Exchange on each Valuation Date and ending at the close of business of the New York Stock Exchange on the next Valuation Date.

Variable Account Value.. means the sum of all values of the Investment
                         Divisions of the Variable Account under the Policy.

We...................... means United Investors Life Insurance Company. "Us"
                         and "our" also refer to United Investors.

Written Request......... means a request in writing signed by the Policyowner.

You..................... means the Owner of this Policy. "Your" and "yours"
                         also refer to the Owner.

                                    SUMMARY

  The following summary of Prospectus information should be read in conjunction with the detailed information appearing elsewhere in this Prospectus. Unless otherwise indicated the description of the Policy contained in this Prospectus assumes that the Policy is in force and that there is no outstanding Loan Balance.

  THE POLICY. The Flexible Premium Variable Life Insurance Policy described in this Prospectus is a life insurance contract that provides for life insurance coverage on the named Insured up to age 95, cash values, surrender rights, policy loan privileges, and other features associated with conventional life insurance. The Policy is a "variable" policy because, unlike the fixed benefits of a conventional life insurance policy, the Death Benefit may, and the Policy Value will, increase or decrease depending upon the investment experience of the Investment Divisions of the Variable Account to which the Policyowner allocates the premium. However, so long as the Policy is in force, the Death Benefit will be at least equal to the Minimum Death Benefit specified in the Policy.

  The Policy is issued in consideration of the application and payment of the initial premium. The minimum initial premium is $5,000. The Policy can be purchased for a single premium. However, additional premiums may be paid at the Policyowner's option after the first Policy Year (within certain limits), and additional premiums may be required in order to keep the Policy in force. No Policy will be issued to an individual over age 75. The Policyowner determines the allocation of the premium and Policy Value among the Investment Divisions of the Variable Account.

  THE VARIABLE ACCOUNT. The Variable Account currently has eleven Investment Divisions. The Investment Divisions invest solely in shares of a corresponding portfolio of Target/United Funds, Inc. (the "Fund"), which currently has the following eleven separate investment portfolios (collectively, the "Portfolios").

  MONEY MARKET PORTFOLIO  INCOME PORTFOLIO        LIMITED-TERM BOND PORTFOLIO
  BOND PORTFOLIO          INTERNATIONAL PORTFOLIO ASSET STRATEGY PORTFOLIO
  HIGH INCOME PORTFOLIO   SMALL CAP PORTFOLIO     SCIENCE AND TECHNOLOGY PORTFOLIO
  GROWTH PORTFOLIO        BALANCED PORTFOLIO

Each of these Portfolios have a different investment objective. (See Target/United Funds, Inc.) The Policyowner may transfer the Policy Value from one Investment Division to one or more other Investment Divisions up to twelve times per Policy Year at no cost. (See Transfers.)

  DEATH BENEFIT. So long as the Policy remains in force, the Death Benefit payable will be the greater of the Minimum Death Benefit or the Policy Value multiplied by the Death Benefit Factor. The Death Benefit proceeds will be reduced by any outstanding Loan Balance. (See Death Benefit.)

  Death Benefits under the Policy may be paid in a lump sum or under one of the payment options set forth in the Policy. (See Payment Options.)

  POLICY VALUE. On the Policy Date the Policy Value equals the amount of the initial premium plus any accrued interest from the date of receipt of the premium to the Policy Date. Thereafter, the Policy Value will increase or decrease from day to day depending on the investment experience of the selected Investment Divisions. There is no guaranteed minimum Policy Value. You may surrender the Policy at any time for its Surrender Value, which is equal to the Policy Value reduced by any Loan Balance and any applicable surrender charges.

  The Policy Value is equal to the Variable Account Value plus any Loan Balance. The Variable Account Value is equal to the sum of the values of the Investment Divisions under the Policy. The Policy's Variable Account Value will reflect the investment performance of the selected Investment Divisions, any Policy loan activity, the charges imposed in connection with the Policy, and indirectly the expenses of the Fund. (See Policy Value.) Accordingly, although the Policy offers the possibility that the Variable Account Value and Policy Value will increase, there is no assurance that they will increase and they may decrease.

  CHARGES AND DEDUCTIONS. United Investors does not impose any charge or deduction against the initial premium prior to its allocation to the Variable Account. Therefore the entire amount of the initial premium is invested in the Variable Account for your benefit. However, there is a sales charge of a maximum of 8.5% of the initial premium, which is deducted from the Policy Value in ten equal annual installments, one on each of the first ten Policy Anniversaries, of 0.85% of the initial premium. This charge does not apply after the first ten Policy Years.

  A sales charge in the form of a surrender charge of 8% of the initial premium is assessed for surrenders that occur in the first Policy Year. Thereafter the charge decreases by 1% per year, so there is no charge on surrenders that occur after the eighth Policy Year. (See Surrender Charge.)

  For any additional premiums after the initial premium, excluding Grace Period Premiums, a sales load of 6% of such premium, and a premium tax charge of 2.5% of such premium, will be deducted prior to its allocation to the Variable Account.

  On each of the first ten Policy Anniversaries, there are annual deductions of .10% of the initial premium for underwriting and issue expenses and .25% of the initial premium for state and local premium taxes incurred in connection with the Policy. These charges do not apply after the first ten Policy Years.

  A daily charge, at an effective annual rate of .60% of the daily value of the Investment Divisions, will be deducted from the Investment Divisions for United Investors assumption of certain mortality and expense risks incurred in connection with the Policy. (See Mortality and Expense Risk Charge.)

  A mortality charge is deducted on each Policy Anniversary to cover the cost of insurance. This charge is based on the Policy's net amount at risk (which is equal to the difference between the Death Benefit and the Policy Value as of the end of the prior Policy Year) and on the attained age, sex and risk class of the Insured. Annual cost of insurance rates will be determined by United Investors based upon its expectations as to future mortality experience. The current cost of insurance rates are not guaranteed but will not exceed the maximum cost of insurance rates specified in the Policy.

  An additional deduction of $50 is made on each Policy Anniversary to compensate United Investors for the cost of administering the Policy.

  The value of the net assets of the Investment Divisions also will reflect the investment management fee and other expenses incurred by the Fund because the Variable Account purchases shares of the Fund.

  POLICY LOANS. After the first Policy Year, the Policyowner may borrow up to the loan value of the Policy from United Investors. It should be noted, however, that a loan taken from, or secured by, a Policy may have Federal income tax consequences. (See Federal Tax Matters.) The loan value is 90% of the Policy Value, less any applicable surrender charges, interest to the next Policy Anniversary and any existing Loan Balance. The minimum loan amount is $200. Loan interest at 6% per year is accrued daily and is payable at the end of the Policy Year. If loan interest is not paid when due, it is added to the loan and is charged interest. Any outstanding Loan Balance will be deducted from Proceeds payable on the Maturity Date, at the Insured's death, or upon surrender. All or part of a loan may be repaid at any time while the Insured is alive and the Policy is in force.

  A portion of the Policy Value sufficient to secure the loan will be transferred from the Variable Account to United Investors' general account. This amount is credited with interest at an effective annual rate of 4% (currently, 6% is credited on loaned amounts that do not exceed the Policy Value less total premiums paid) and does not share in the investment experience of the Variable Account. Therefore, a loan will have a permanent impact on the Policy Value even if it is repaid. (See Policy Loans.)

  "FREE LOOK" PERIOD. You may cancel a Policy by returning it within 10 days after you receive the Policy. When we receive the Policy we will cancel it and refund the premium that was paid, or the amount required by your state if greater.

  During the Free Look period, your initial premium will be allocated to the Money Market Investment Division. After the expiration of this period, the Policy Value will be allocated to the Investment Divisions you have chosen, as indicated in your application. (See Free Look Period.)

  TAX CONSEQUENCES OF THE POLICY. With respect to a Policy entered into before October 21, 1988, or entered into after October 20, 1988, that is issued on the basis of either a standard or preferred rate class, United Investors believes that such a Policy should meet the definition of a life insurance contract for Federal income tax purposes. As for a Policy entered into after October 20, 1988, that is issued on a substandard basis, it is not clear whether or not such a Policy would qualify as a life insurance contract for Federal tax purposes. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, United Investors believes that the Death Benefits paid under the Policy generally should be fully excludable from the gross income of the beneficiary for Federal income tax purposes. Similarly, the Owner should not be deemed in constructive receipt of cash values under a Policy until there is a distribution from the Policy. A change of Policyowners may have tax consequences depending on the particular circumstances. Generally, all policy loans, surrenders, and maturity benefits are treated first as distributions of taxable income and then as a return of the basis or investment in the Policy. In addition, prior to age 59 1/2 such distributions generally are subject to a 10% penalty tax. (Different rules may apply to Policies entered into before June 21, 1988.) (See Federal Tax Matters.)

  ILLUSTRATIONS. Sample projections of hypothetical Death Benefits and Policy Values are included starting at page A-1 of this Prospectus. These projections of hypothetical values may be helpful in understanding the long-term effects of different levels of investment performance, the charges and deductions, and generally in comparing this Policy to other life insurance policies. These projections also show the value of the initial premium accumulated with interest and indicate that if the Policy is surrendered in the early Policy Years, the Policy Value payable may be low compared to the premium accumulated at interest. This reflects the cost of insurance protection and other charges prior to surrender, and demonstrates that the Policy should not be purchased as a short-term investment.

  CORRESPONDENCE. All correspondence regarding the Policy should be addressed or directed to the sales agent who sold the Policy or to United Investors at the following address:

                         United Investors Life Insurance Company
                         Variable Products Division
                         P. O. Box 156
                         Birmingham, Alabama 35201-0156
                         Phone: (205) 325-4300

  All inquiries should include the Policy number and the Insured's name and Owner's name, if different.

                  UNITED INVESTORS LIFE INSURANCE COMPANY AND
                    UNITED INVESTORS LIFE VARIABLE ACCOUNT

UNITED INVESTORS LIFE INSURANCE COMPANY

  United Investors Life Insurance Company is a stock life insurance company that was incorporated in the State of Missouri on August 17, 1981, as the successor to a company of the same name established in Missouri on September 27, 1961. United Investors is indirectly owned by Torchmark Corporation. United Investors is principally engaged in offering life insurance and annuity contracts and is admitted to do business in the District of Columbia and all states except New York.

UNITED INVESTORS LIFE VARIABLE ACCOUNT

  United Investors Life Variable Account (the "Variable Account") is currently divided into eleven Investment Divisions. Each Investment Division invests exclusively in shares of a single portfolio of the Fund. Income and both realized and unrealized gains or losses from the assets of each Investment Division are credited to or charged against that Investment Division without regard to income, gains or losses from any other Investment Division of the Variable Account or arising out of any other business United Investors may conduct.

  Although the assets in the Variable Account are the property of United Investors, the assets in the Variable Account attributable to the Policies are not chargeable with liabilities arising out of any other business which United Investors may conduct. The Variable Account was established by United Investors as a segregated asset account on January 5, 1987. The Variable Account will receive and invest the premiums allocated to it under the Policies.

  The Variable Account has been registered as a unit investment trust under the Investment Company Act of 1940 and meets the definition of a separate account under the Federal securities law. Registration with the Securities and Exchange Commission does not involve supervision of the management or investment practices or policies of the Variable Account or United Investors by the Commission.

TARGET/UNITED FUNDS, INC.

  The Variable Account invests in shares of Target/United Funds, Inc. (the "Fund"), a mutual fund of the series type with eleven separate investment portfolios. The Fund currently has a Money Market Portfolio, a Bond Portfolio, a High Income Portfolio, a Growth Portfolio, an Income Portfolio, an International Portfolio, a Small Cap Portfolio, a Balanced Portfolio, a Limited-Term Bond Portfolio, an Asset Strategy Portfolio and a Science and Technology Portfolio. The assets of each Portfolio of the Fund are held separate from the assets of the other Portfolios. Thus, each Portfolio operates as a separate investment Portfolio, and the income or losses of one Portfolio have no effect on the investment performance of any other Portfolio.

  The investment objectives and policies of each Portfolio are summarized below. There is no assurance that any of the Portfolios will achieve their stated objectives. More detailed information, including a description of risks, is in the Fund's prospectus, which accompanies this Prospectus and which should be read carefully in conjunction with this Prospectus and retained.

  The Fund is designed to provide investment vehicles for variable annuity or variable life insurance contracts of various insurance companies. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies, see the Fund's prospectus.

  The Money Market Portfolio seeks to maximize current income consistent with stability of principal. It may invest in money market securities such as bank obligations and instruments secured by bank obligations, commercial paper and corporate debt obligations and obligations of the U.S. and Canadian Governments or their respective agencies and instrumentalities. Investments in the Money Market Portfolio are neither insured nor guaranteed by the U.S. Government and there is no assurance that the portfolio will be able to maintain a net asset value of $1.00 per share.

  The Bond Portfolio seeks to provide current income with an emphasis on preservation of capital. It will invest primarily in debt securities of varying yields, quality and maturities.

  The High Income Portfolio primarily seeks high current income. As a secondary goal it will seek capital growth when consistent with the primary goal. It will invest primarily in high-yield, high risk fixed- income securities, commonly known as "junk bonds", but may have up to 20% of its assets in common stocks. High-yield fixed-income securities may have an increased risk of default and greater market price volatility than higher rated securities due to various circumstances. See "Debt Securities" in the Target/United Funds, Inc. prospectus for a further description of the risk factors.

  The Growth Portfolio primarily seeks capital growth. As a secondary goal it will seek current income. It will invest primarily in common stocks or securities convertible into common stocks.

  The Income Portfolio primarily seeks to maintain current income, subject to market conditions, with a secondary goal of capital growth. It will invest primarily in common stocks or securities convertible into common stocks that have a record of paying regular dividends on common stock or have the potential for capital growth or that may be expected to resist market decline.

  The International Portfolio primarily seeks long-term appreciation of capital with a secondary goal of current income by investing primarily in securities issued by companies or governments of any nation.

  The Small Cap Portfolio seeks capital growth through a diversified holding of securities, primarily in the common stocks of, or securities convertible into the common stocks of, relatively new or unseasoned companies, companies which are in their early stages of development or smaller companies positioned in new and emerging industries where the opportunity for rapid growth is above average.

  The Balanced Portfolio primarily seeks current income with a secondary goal of long-term appreciation of capital by investing in a variety of securities, including debt securities, common stocks and preferred stocks.

  The Limited-Term Bond Portfolio seeks a high level of current income consistent with preservation of capital by investing primarily in debt securities of investment grade, including debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Portfolio will seek to maintain a dollar-weighted average maturity of its portfolio of two to five years.

  The Asset Strategy Portfolio seeks high total return over the long term. It diversifies among stocks, bonds, and short-term instruments, both in the United States and abroad.

  The Science and Technology Portfolio seeks long-term capital growth through investments primarily in science and technology securities.

FUND MANAGEMENT AND FEES

  Waddell & Reed Investment Management Company (the "Manager") is the manager of the Fund and provides investment advisory services to the Fund. The Manager is a wholly owned subsidiary of Waddell & Reed, Inc. which is a direct subsidiary of Waddell & Reed Financial Services, Inc. and Waddell & Reed Financial, Inc. and an indirect subsidiary of Torchmark Corporation. The Manager provides investment advice to and supervises investments of a number of mutual funds. The Manager maintains a large staff of experienced investment personnel and a full complement of related support facilities. Each Portfolio pays the Manager a fee for managing its investments consisting of two elements: (i) a specific fee computed on each Portfolio's net asset value at the close of business each day at the following annual rates:

                                                                 SPECIFIC FEE
                                                                  ANNUAL RATE
       PORTFOLIO                                               (% OF NET ASSETS)
       ---------                                               -----------------
       Money Market...........................................        None
       Bond...................................................       0.03%
       High Income............................................       0.15%
       Growth.................................................       0.20%
       Income.................................................       0.20%
       International..........................................       0.30%
       Small Cap..............................................       0.35%
       Balanced...............................................       0.10%
       Limited-Term Bond......................................       0.05%
       Asset Strategy.........................................       0.30%
       Science and Technology.................................       0.20%

and (ii) a pro rata participation based on the relative net asset size of each Portfolio in a "Group" fee computed each day on the combined net asset values of all of the Portfolios at the following annual rates:


                                                                   GROUP FEE
       GROUP NET ASSET                                            ANNUAL RATE
       LEVEL ($ MILLIONS)                                      (% OF NET ASSETS)
       ------------------                                      -----------------
       $0-$750 million........................................       0.51%
       $750-$1,500............................................       0.49%
       $1,500-$2,250..........................................       0.47%
       over $2,250............................................       0.45%

  Each of the Portfolios also pays its own operating expenses. The expenses paid in 1997 are shown below, except for the Science and Technology Portfolio, where the expenses are estimates for 1998.

                                                                OTHER EXPENSES
       PORTFOLIO                                               (% OF NET ASSETS)
       ---------                                               -----------------
       Money Market...........................................       0.08%
       Bond...................................................       0.05%
       High Income............................................       0.05%
       Growth.................................................       0.02%
       Income.................................................       0.02%
       International..........................................       0.18%
       Small Cap..............................................       0.05%
       Balanced...............................................       0.07%
       Limited-Term Bond......................................       0.18%
       Asset Strategy.........................................       0.13%
       Science and Technology.................................       0.25%

  Effective August 31, 1998, Target/United Funds has adopted a Service Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, each Portfolio may pay monthly a service fee to Waddell & Reed, Inc., the principal underwriter of the Fund and the Policy, in an amount not to exceed 0.25% of the Portfolio's average annual net assets. The fee is to be paid to reimburse Waddell & Reed, Inc. to finance the provision of personal services to Policyowners and maintenance of Policyowner accounts.

  Actual expenses in future years may be higher or lower than these amounts.

                          POLICY RIGHTS AND BENEFITS

DEATH BENEFIT

  The Policy pays a Death Benefit to the named Beneficiary if the Insured dies while the Policy is in force. The Death Benefit will never be less than the Minimum Death Benefit of the Policy as long as the Policy remains in force (the proceeds will, of course, be reduced by any outstanding Policy loans). You will be able to select from a range of initial Minimum Death Benefits. The Minimum Death Benefit, at your option, can be the amount determined by treating the premium paid as equal to 100% of Guideline Single Premiums (as defined for federal tax purposes); or the Minimum Death Benefit can be an amount not in excess of 133% of that amount. (See Termination, Grace Period, and Reinstatement.) The Death Benefit is the greater of (a) the Minimum Death Benefit or (b) the Policy Value on the date of death multiplied by the Death Benefit Factor for the Insured's age shown in the Table in Appendix B. The Policy Value will begin to vary on the Policy Date to reflect the investment performance of the amounts allocated to the Investment Divisions of the Variable Account. There is no guarantee that the Policy Value will increase (it may decrease) nor is there any guarantee that the Death Benefit will increase above the Minimum Death Benefit.

  The Minimum Death Benefit is shown in the Policy. Payment of additional premiums may require an increase in the Minimum Death Benefit to continue the Policy as a contract of life insurance for tax purposes. A new Policy Data page will be sent to a Policyowner whenever the Minimum Death Benefit changes due to the payment of additional premiums.

  United Investors will compute the amount of the Death Benefit as of the end of the Valuation Period during which the Insured dies, and will pay the Death Benefit Proceeds upon proof of the Insured's death. The Proceeds may be paid in a lump sum or under one of the payment options set forth in the Policy. (See Payment Options.) The Death Benefit Proceeds are the Death Benefit reduced by any outstanding Loan Balance.

  Sample Death Benefits. The following table shows sample initial Minimum Death Benefits for initial premiums of $10,000 and $25,000 at female age 35 and male age 55.

                         INITIAL MINIMUM DEATH BENEFIT

                   Initial Premium:               $10,000           $25,000
                                              Least   Greatest Least    Greatest
           Age                                Amount  Amount   Amount   Amount
           ---                                ------  -------- ------   --------
          35 female.......................... $62,365 $82,945  $164,860 $219,264
          55 male............................ $24,039 $31,972  $ 62,499 $ 83,124

  A higher Death Benefit provides more insurance and, of course, costs more. Thus, a higher Death Benefit will result in a higher mortality charge. (See Cost of Insurance.)

CHANGES IN THE MINIMUM DEATH BENEFIT

  Once each Policy Year, beginning in the second Policy Year, a Policyowner may request an increase or a decrease in the Minimum Death Benefit. The Minimum Death Benefit may not be decreased if it would cause a Policy to fail to qualify as a contract of life insurance for federal tax purposes.

  At the request of the Policyowner, or to keep premiums from exceeding the limit qualifying the Policy as a life insurance contract for federal tax purposes, we will allow a Policyowner to increase the Minimum Death Benefit, provided:

  (1) the increased amount plus any other existing insurance does not, in our opinion, exceed an appropriate maximum amount on the Insured's life;

  (2) satisfactory evidence of insurability for the Insured's risk class is furnished to us; and

  (3) the request is accompanied by a minimum additional premium of $5,000.

  We will notify the Policyowner as to the acceptable amount of any increase in the Minimum Death Benefit and refund any excess premium. The accepted premium must equal or exceed a minimum additional premium.

POLICY VALUE

  On the Maturity Date, the Proceeds payable under a Policy are equal to the Policy Value less any Loan Balance. The Policy may be surrendered at any time for the Surrender Value, which is equal to the Policy Value less any Loan Balance and less any applicable surrender charge. (See Surrender Charge.) The Policy Value equals the Variable Account Value plus the value of any amount transferred to the general account to cover the Loan Balance. The Policy Value will begin to vary immediately to reflect the investment performance of the Investment Divisions to which the Policy Value is allocated, any loan activity, and the charges assessed in connection with the Policy. There is no guaranteed minimum Policy Value.

Determination of the Variable Account Value

  The Policy's Variable Account Value is equal to the sum of the values of the Investment Divisions of the Variable Account (so the Variable Account Value equals the Policy Value less any Loan Balance). The value of each Investment Division is calculated first on the Policy Date and thereafter on each Valuation Date (a normal business day). On the Policy Date, the value of the Investment Divisions is equal to the amount of the initial premium plus any accrued interest from the date of the receipt of the initial premium to the Policy Date. On any Valuation Date thereafter, the value of each Investment Division equals what it was on the previous Valuation Date, multiplied by the appropriate Net Investment Factor for the current Valuation Period, increased and/or decreased by the amounts specified below. The value of an Investment Division is increased by:

  (1) the amount of any net premium payments allocated to the Investment Division during the current Valuation Period;

  (2) the amount of any transfers from other Investment Divisions to the Investment Division during the current Valuation Period; and

  (3) the amount of any loan repayments allocated to the Investment Division during the current Valuation Period.

  The value of an Investment Division is decreased by:

  (1) the amount of any transfers to other Investment Divisions from the Investment Division during the current Valuation Period;

  (2) the portion of any annual deduction allocated to the Investment Division; and

  (3) the amount of any loan or loan interest transferred from the Investment Division during the current Valuation Period.

Determining Investment Results

  The Policy Value will change due to the investment results of the Investment Divisions. An index is used to measure these investment results. The index is called a unit value. Each Investment Division has its own unit value.

  For each Investment Division, the unit value was initially set at $1.00. Thereafter, the unit value for a given Valuation Period is equal to the unit value for the prior Valuation Period multiplied by the Net Investment Factor for the given Valuation Period.

  The Net Investment Factor is an index applied to measure the investment performance of an Investment Division from one Valuation Period to the next. The Net Investment Factor may be greater or less than one, so the value of an Investment Division may increase or decrease.

  The Net Investment Factor of an Investment Division for any Valuation Period is determined by dividing (1) by (2) and subtracting (3) from the result, where:

  1) is the result of:

   a) the net asset value per share of the Portfolio shares held in the Investment Division determined at the end of the current Valuation Period; plus

   b) the per share amount of any dividend or capital gain distributions on the Portfolio shares held in the Investment Division, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

   c) a charge or credit for any taxes reserved for the current Valuation Period which we determine to have resulted from the investment operations of the Investment Division;

  2) is the result of:

   a) the net asset value per share of the Portfolio shares held in the Investment Division, determined at the end of the previous Valuation Period; plus or minus

   b) the charge or credit for any taxes reserved for the previous Valuation Period; and

  3) is a deduction for certain mortality and expense risks that we assume.

  At the end of any Valuation Period, the value of an Investment Division is equal to the number of units multiplied by the unit value.

POLICY LOANS

  A loan taken from, or secured by, a Policy, may have Federal income tax consequences. (See Federal Tax Matters.)

  After the first Policy Year you may borrow from United Investors against this Policy up to the loan value. The loan value is 90% of the Policy Value, less surrender charges and interest to the next Policy Anniversary, and you may borrow in one or more loans any amount up to the difference between the loan value and any existing Loan Balance. The effective annual interest rate charged on all loans will be 6%. Interest to pay for the loan until the next Policy Anniversary will be included in determining the maximum loan value. The Loan Balance equals the total of all Policy loans and accrued interest on Policy loans. The loan value of the Policy is the sole security for the loan. The minimum loan amount is $200, and you may request up to four loans per Policy Year without a charge. If more than four loans are requested, there will be a $25 transaction charge for each additional loan.

  We will transfer an amount equal to the Policy loan from the Investment Divisions to the general account as security for the Loan Balance. We will allocate the amount transferred in the proportion that the value of each Investment Division bears to the Variable Account Value unless you specify the Investment Divisions from which the loan is to be made. The amounts transferred to the general account equal to the Loan Balance will be credited with interest earnings at an effective annual rate of 4.0%. Currently, an additional 2.0% (or a total of 6.0%) is credited on loaned amounts that do not exceed the Policy Value less the total premiums paid, excluding Grace Period Premiums. This additional amount may change in the future. The Variable Account Value is reduced by the amount transferred to the general account to secure the Loan Balance, including loan interest charges that become part of the loan because they are not paid when due.

  Loan interest is charged daily on any amounts loaned and is due on each Policy Anniversary (or when the loan is paid back). If loan interest is not paid when due, it will be added to the principal of the loan and interest shall be charged thereon. Interest will be taken from the Investment Divisions in the proportion that the value of each Investment Division bears to the Variable Account Value.

  If the Loan Balance exceeds the Policy Value, less surrender charges, the Policy will terminate without value unless additional premium payments sufficient to keep the Policy in force are made by the end of the grace period. (See Termination, Grace Period, and Reinstatement.)

  A Policy loan will permanently affect the Policy Value, even if the loan is repaid. The effect could be favorable or unfavorable depending on whether the investment return of the Investment Divisions selected by you is less than or greater than the net interest rate credited to the amount transferred to the general account securing the loan (currently 0% or -2%). In comparison to a Policy under which no loan was made, the Policy Value will be lower if the net interest rate credited to the amount in the general account securing a loan is less than the investment return of the Investment Divisions and greater if the general account net interest rate is higher than the investment return of the Investment Divisions.

Repayment of the Loan Balance

  You may repay all or part of the loan at any time while the Insured is alive and the Policy is in force. Repayments must be in amounts of at least $200 or the outstanding Loan Balance if less.

  Upon repayment of the Loan Balance, the portion of the repayment allocated to an Investment Division will be transferred from the general account and increase the value in the Investment Division. The repayment will be allocated among the Investment Divisions in the proportion that the value in each Investment Division bears to the Variable Account Value unless you instruct us otherwise. The repayment of the Loan Balance will be allocated when the repayment is received.

Postponement of a Loan

  A loan will usually be made within seven days after we receive your Written Request. However, loans may be deferred under certain circumstances. (See Delay or Suspension of Payments.)

SURRENDERS

  You may surrender the Policy for its Surrender Value by sending a Written Request to United Investors at its home office. Only full surrenders are allowed; partial surrenders are not permitted. Surrenders will ordinarily be paid within seven days of receipt of the Written Request. (See Delay or Suspension of Payments.)

  If a Policy is surrendered, United Investors will pay the Surrender Value, which is the Policy Value less (1) any Loan Balance; and (2) the surrender charge, if any (the surrender charge, described below, is only applicable if a surrender occurs in the first eight Policy Years.). Coverage under the Policy will terminate as of the date of receipt of a Written Request for surrender. Surrenders may be taxable transactions. (See Federal Tax Matters.)

TRANSFERS

  You may transfer all or part of the value of an Investment Division to one or more of the other Investment Divisions. The total amount transferred each time must be at least $1,000 or, if less, the entire value of the Investment Division from which the transfer is being made. Transfers may be made by a Written Request or by calling United Investors if a written authorization for telephone transfers is on file. United Investors has the authority to honor any telephone transfer request believed to be authentic. We employ reasonable procedures to confirm that instructions communicated by telephone are genuine. A personal identification number is required in order to initiate a transfer. United Investors will not be liable for the consequences of a fraudulent telephone transfer request we believe to be authentic when we have followed those procedures. And as a result, you bear the risk of loss arising from such a fraudulent request if you authorize telephone transfers.

  Only twelve transfers may be made during each Policy Year. Each such transfer will be made, without the imposition of any fee or charge, as of the end of the Valuation Period during which United Investors receives a valid, complete transfer request. United Investors may suspend or modify this transfer privilege at any time.

  Transferring the value of one Investment Division into two or more Investment Divisions counts as one transfer request. However, transferring the values of two Investment Divisions into one Investment Division counts as two transfer requests.

DOLLAR COST AVERAGING

  Prior to the Maturity Date you may authorize automatic transfers of a fixed dollar amount from the Money Market Investment Division to up to four of the other Investment Divisions. Automatic transfers will be made on a monthly basis on the day of the month selected in your application. If the day of the month selected does not fall on a Valuation Date, transfers will be made on the next following Valuation Date. Transfers will be made at the unit values determined on the date of each transfer.

  The minimum automatic transfer amount from the Money Market Investment Division is $100. If the transfer is to be made to more than one Investment Division, a minimum of $25 must be transferred to each Investment Division selected.

  Participation in the automatic transfer program does not guarantee a greater profit nor does it protect against loss in declining markets. Automatic transfers will not be counted as a transfer for purposes of the twelve transfer limit specified in Transfers above.

FREE LOOK PERIOD

  If for any reason you are not satisfied with the Policy, you may return it to us within 10 days after you receive the Policy. If you cancel the Policy within this 10 day "Free Look" period, we will refund the premium that was paid (or the amount required by your state, if greater) and the Policy will be void from the Policy Date. To cancel the Policy, you must mail or deliver it to either United Investors' Home Office or the registered agent who sold it within 10 days after you received it.

RIGHT TO EXCHANGE FOR FIXED LIFE INSURANCE

  Once during the first two policy years, you have the right to exchange this policy for a single premium life insurance policy that provides for benefits that do not vary with the investment return of the Investment Divisions. We will not require evidence of insurability. We will require that:

  (1) this policy is in force;
  (2) you file a Written Request; and
  (3) you repay any existing Loan Balance.

  The new Policy will have the same initial Death Benefit, Policy Date and issue age as the original Policy. The premium for the new Policy will be based on our rates in effect on its Policy Date for the same class of risk as under the original Policy. Upon request, we will inform you of the single premium for the new Policy, and any extra sum required or allowance to be made for a premium or cash value adjustment that takes appropriate account of the premium and values under both the original Policy and the new Policy. If required, a detailed statement of the method of computing such an adjustment has been filed with the insurance regulator of the states where the Policies are delivered.

VOTING RIGHTS

  To the extent required by law, United Investors will vote the Fund's shares held in the Variable Account at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having a voting interest in the corresponding Investment Divisions of the Variable Account. If however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result United Investors determines that it is allowed to vote the Fund's shares in its own right, United Investors may elect to do so. The Fund does not hold regular annual shareholder meetings.

  The number of votes which a Policyowner has the right to instruct will be calculated separately for each Investment Division. The number of votes which each Policyowner has the right to instruct will be determined by applying the Policyowner's percentage interest in the Investment Division to the total number of votes attributable to the Investment Division. Fractional votes will be counted. The number of votes of a Portfolio which the Policyowner has the right to instruct will be determined as of a date established by United Investors, but not more than 90 days before the meeting of the Fund. Voting instructions will be solicited by written communication prior to such meeting. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Portfolio.

  United Investors will vote Fund shares attributable to the Policies as to which no timely instructions are received and any Fund shares held by United Investors as to which Policyowners have no beneficial interest, in proportion to the voting instructions which are received with respect to all Policies participating in that Portfolio. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Disregard of Voting Instructions

  United Investors may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective or policies of the Fund or one or more of its Portfolios or to approve or disapprove an investment advisory contract for a Portfolio. In addition, United Investors itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policy or the investment advisor of a Portfolio of the Fund if United Investors reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or United Investors determined that the change would have an adverse effect on its general account in that the proposed investment policy for a Portfolio may result in overly speculative or unsound investments. In the event United Investors does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

                        PREMIUM PAYMENT AND ALLOCATION

ISSUANCE OF A POLICY

  Individuals wishing to purchase a Policy must complete an application and send it with the initial premium to United Investors' Home Office. United Investors' Underwriting Department will review the application, and any medical information or other data which it requires, to determine if the individual is insurable under its underwriting rules. No Policy will be issued to individuals over the age of 75. Coverage will only become effective on the Policy Date. Should an individual die before the Policy Date, United Investors' sole liability will be to return the premium paid plus any interest earned on it.

PREMIUMS

  The minimum Initial Premium that can be paid is $5,000. The amount of the Minimum Death Benefit depends on the amount of the premium and on the Insured's attained age and sex.

  Although the Policy can operate as a single premium policy, after the first Policy Year there is some flexibility to pay additional premiums at the Policyowner's discretion. One additional premium per Policy Year may be paid (not counting Grace Period Premiums). If the premium does not cause the Minimum Death Benefit to increase, the minimum payment is $500. If the premium does cause the Minimum Death Benefit to increase (so that the policy will continue to qualify as a life insurance contract under the Internal Revenue
Code), then the minimum payment is $5,000 and is subject to the "Changes in the Minimum Death Benefit" conditions. In addition, one or more additional premiums may be required to prevent the Policy from terminating without value if the Loan Balance exceeds the Policy Value, less surrender charges (or if the Surrender Value is insufficient to cover the annual deduction). If either of these conditions exist, then during the grace period you may pay an additional premium sufficient to keep the Policy in force. If you do not, the Policy will terminate without value. (See Termination, Grace Period, and Reinstatement.)

ALLOCATION OF PREMIUMS

  The Policyowner determines in the application how the initial premium will be allocated among the Investment Divisions of the Variable Account. You may allocate any whole percentage of the premium, from 0% to 100%.

  Between the date that the initial premium was received and the Policy Date, the initial premium is held in our general account and is credited with interest as if it had been invested in the Money Market Investment Division. Beginning on the Policy Date and ending on the seventeenth day after the Policy Date or the first Valuation Date thereafter, the initial premium, plus any accrued interest, will be allocated to the Money Market Investment Division. Upon the expiration of this period, the Policy Value will be transferred to the Investment Divisions of the Variable Account in accordance with the allocation instructions you specify in the application. The seventeen day period is intended to cover the 10-day Free Look Period (See Free Look Period), plus 7 days for processing and policy delivery.

  Additional premiums not requiring our approval will be allocated in accordance with your instructions on the date of receipt. If approval is required, the additional premium will be held in the general account and is credited with interest as if it had been invested in the Money Market Investment Division until the date of approval, at which time it will be applied in accordance with your instructions. If no instructions are given, then it will be invested in the proportions that the value of each Investment Division bears to the Variable Account Value.

  The Policy Value will vary with the investment performance of the Investment Divisions you select and you bear the entire investment risk for the amounts allocated to the Variable Account. This will affect not only the Policy Value, but it may also affect the Death Benefit. You should periodically review your allocations of Policy Value in light of all relevant factors, including market conditions and your overall financial planning requirements.

TERMINATION, GRACE PERIOD, AND REINSTATEMENT

  A Policy will terminate on the earliest of (a) the date the Policy is surrendered, (b) the end of the grace period, (c) the date of the death of the Insured, or (d) the Maturity Date.

  If the Loan Balance on a Policy exceeds the Policy Value less surrender charges, or if the Surrender Value is insufficient to cover the annual deduction, a grace period of 61 days from the date notice is mailed shall be allowed for the Policyowner to pay an additional premium sufficient to keep the Policy in force. The additional premium required will not exceed the amount by which the Loan Balance exceeds the Policy Value less surrender charges, plus any accrued and unpaid annual deduction as of the date of the notice. The payment will be sufficient to keep the Policy in force until the next Policy Anniversary regardless of investment performance. If such additional premium is not paid prior to the expiration of the grace period, the Policy will terminate without value. If the Insured dies during the grace period, any Loan Balance or overdue annual deduction will be deducted from the Death Benefit to determine the Proceeds payable.

  If the grace period has ended, the Policy may be reinstated if the
Policyowner:

  1) submits a Written Request at any time within 3 years after the end of the grace period and prior to the Maturity Date;

  2) provides us with satisfactory evidence of insurability;

  3) pays an additional premium sufficient to cover all previous annual deductions that were due and unpaid; and

  4) repays or reinstates any Loan Balance on the Policy which existed at the end of the grace period.

  If we approve the reinstatement, then (1) the effective date of reinstatement will be the date of your Written Request or the date the required additional premium is paid, if later; (2) the Death Benefit will be the same as it was when the grace period ended; and (3) we will resume making charges and deductions as of the date of reinstatement.

                            CHARGES AND DEDUCTIONS

  United Investors does not impose any charge or deduction against the initial premium prior to its allocation to the Variable Account, although for any additional premiums, excluding Grace Period Premiums, a sales load of 6.0% of such premium, and a premium tax charge of 2.5% of such premium, will be deducted prior to its allocation to the Variable Account. Thereafter, deductions are made from the values in the Investment Divisions to pay for various expenses and risks that we incur. The charges for sales expenses and administrative expenses may be reduced or waived on Policies sold to employees of United Investors or its affiliates, or to customers of United Investors who are transferring existing policy values into a Policy.

MORTALITY AND EXPENSE RISK CHARGE

  United Investors deducts a daily charge from the Investment Divisions at an effective annual rate of .60% of the average daily net assets of each Investment Division to compensate us for assuming certain mortality and expense risks under the Policy. United Investors may realize a profit from this charge. The level of this charge is guaranteed for the life of the Policy and may not be increased. The mortality risk is the risk that the cost of insurance charges specified in the Policy will be insufficient to meet actual claims. United Investors also assumes the risk that other expense charges may be insufficient to cover the actual expenses incurred in connection with the Policy.

ANNUAL DEDUCTION

  On each Policy Anniversary, a deduction will be made from the values of the Investment Divisions to compensate United Investors for certain costs and expenses.

Deductions on Each of the First Ten Policy Anniversaries

  On each of the first ten Policy Anniversaries, there is an annual deduction of 1.20% of the initial premium. This charge is composed of a .85% charge for sales expenses, a .10% charge for underwriting and issue expenses, and a .25% charge for premium taxes. Each of these charges is discussed below.

  (1) Sales Expenses--The .85% charge partially compensates United Investors for certain sales and other distribution expenses incurred at the time the Policies are issued, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising, and other marketing and sales promotional activities.

  (2) Underwriting and Issue Expenses--The .10% charge compensates United Investors for initial underwriting costs and for certain expenses incurred in issuing the Policy, including the cost of processing applications, conducting medical examinations, determining insurability, and establishing records.

  (3) State and Local Premium Taxes--The .25% charge compensates United Investors for the average premium tax expense incurred when issuing the Policy. (State premium tax rates incurred by United Investors currently range from 1.75% to 3.50%. In some states localities charge additional premium taxes.)

Cost of Insurance

  A mortality charge will be deducted on each Policy Anniversary to compensate United Investors for the cost of insurance for the preceding Policy Year. This charge is designed to compensate United

Investors for the anticipated cost of paying Death Benefits to the Beneficiaries of Insureds who die while the Policy is in force. On the Policy Date, the Death Benefit is substantially higher than the initial premium payment. As the Insured grows older, and if investment results have been sufficiently favorable, the difference between the Policy Value and the Death Benefit will become smaller. But prior to the Maturity Date of the Policy the Death Benefit will always be higher than the Policy Value. To enable United Investors to pay this additional amount, the mortality charge must be assessed.

  The mortality charge is based on the Policy's net amount at risk (which is the difference between the Death Benefit and the Policy Value as of the end of the Policy Year) and on the attained age, sex and risk class of the Insured. Annual cost of insurance rates will be determined by United Investors based upon its expectation as to future mortality experience. The rates are guaranteed not to exceed the maximum cost of insurance rates specified in the Policy, which are contained in the 1980 Commissioners' Standard Ordinary Mortality Table, or a multiple thereof for substandard classes, Age Nearest Birthday.

Administrative Expenses

  United Investors deducts a charge of $50 on each Policy Anniversary to compensate it for expenses incurred in administering the Policy. These expenses include costs of maintaining records, processing Death Benefit claims, surrenders, transfers, Policy loans and Policy changes, providing reports to Policy-owners, and overhead costs. There is not necessarily a relationship between the amount of the charge imposed on a particular Policy and the amount of administrative expenses that may be attributable to that Policy. This charge is "cost-based" and United Investors does not expect a profit from this charge.

ADDITIONAL PREMIUM CHARGE

  As noted above, there is no deduction from the initial premium. For additional premiums, however, there are deductions of 6% of each such premium for sales expenses, and 2.5% of each premium for premium taxes. The charge for sales expenses may be reduced or waived on Policies sold to employees of United Investors or its affiliates, or to customers of United Investors who are transferring existing policy values into a Policy.

FEDERAL TAXES

  Currently no charge is made to the Variable Account for federal income taxes (or the burden thereof) that may be attributable to the Variable Account. United Investors may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Variable Account may also be made. (See Federal Tax Matters.)

SURRENDER CHARGE

  If you surrender the Policy during the first eight Policy Years, then a surrender charge is made against the amount of the initial premium as specified in the following Table of surrender charges:

POLICY YEAR:                           1ST 2ND 3RD 4TH 5TH 6TH 7TH 8TH 9 OR MORE
Surrender Charge %....................  8%  7%  6%  5%  4%  3%  2%  1%      none

There is no surrender charge after the first eight Policy Years. Because the surrender charge is based on the amount of the initial premium, the dollar amount of the charge will decrease each Policy Year by a fixed amount regardless of the investment experience of the Variable Account.

  The surrender charge will be deducted from the proceeds payable upon surrender to partially compensate United Investors for sales expenses incurred in connection with the Policy. These expenses include agent sales commissions, the cost of printing prospectuses and sales literature, advertising, and other marketing and sales promotional activities.

  United Investors may reduce or waive the surrender charge on Policies that have been sold to employees of United Investors or its affiliates, or to customers of United Investors who are transferring existing policy values into a Policy.

  The amounts derived by United Investors from the surrender charge, along with the deduction on the first ten Policy Anniversaries for sales expenses, and the sales load deducted from additional premiums may not be sufficient to cover distribution expenses. United Investors may recover any deficiency from United Investors' general assets (which include amounts derived from the mortality and expense risk charge and mortality gains).

FUND EXPENSES

  The value of the assets of the Variable Account will reflect the investment management fee (See Fund Management and Fees) and other expenses incurred by the Fund.

                                PAYMENT OPTIONS

  Death Benefit Proceeds will be paid in one sum unless the Policyowner has elected to apply all or part of this sum under a payment option. No option can be elected if the payments under the option would be less than $25 each or less that $120 in a year. Amounts payable under the payment options do not vary with the investment performance of the Variable Account.

ELECTION OF PAYMENT OPTION

  The Policyowner has the sole right to elect or change a payment option during the lifetime of the Insured, either in the application or by Written Request. If there is no option in effect when the Insured dies, the Beneficiary may elect an option. The Payee may name a contingent payee to receive any final payment in case the Payee dies; otherwise, the value of any remaining guaranteed payments will be paid to the Payee's estate. We may require the exchange of this Policy for a contract covering the option selected. As far as permitted by law, the Proceeds under this Policy will not be subject to any claims of the Beneficiary's creditors.

AVAILABLE OPTIONS

  The options currently available are:

  Option 1: Fixed Amount--This option provides an income payable monthly of a fixed amount, until the Proceeds are fully paid. Under this option at least 7% of the Proceeds must be paid each year.

  Option 2: Fixed Period--This option provides an income payable monthly for a fixed period, not exceeding 30 years.

  Option 3: Life Income--This option provides an income payable during the lifetime of the Payee. The payments are guaranteed for a fixed period of 10, 15 or 20 years. Under this option, no payment will become due after the death of the Payee, except payments for any remaining fixed period.

  Option 4: Proceeds Left at Interest--This option provides for the payment of interest on any amount of Proceeds left with us, for any period agreed upon. The interest may be paid at selected intervals or allowed to accumulate.

  Once a payment option is in effect, there will no longer be Policy Value in the Variable Account. Any amount left with United Investors for payment under a payment option will be transferred to the general account. The interest rate on all amounts held under all options will be at least 2.5%, compounded annually. United Investors may make other payment options available in the future and other payment options can be arranged with our written consent.

  Except as to Option 3, if the Payee selected the option, that Payee with our consent may modify the terms of the option or select another option at any time.

PAYMENT OPTION TABLES

  The Payment Option Tables in the Policy show the guaranteed minimum amount of the monthly payments. Under Option 3 the amount of each payment will depend on the sex and age of the Payee at the time the first payment is due.

  United Investors may, at the time of election of a Payment Option, offer more favorable rates in lieu of the guaranteed rates specified in the Payment Option Tables.

                              GENERAL PROVISIONS

THE CONTRACT

  The entire contract is made up of the Policy and the written application. All statements made in the application, in the absence of fraud, are considered representations and not warranties. Only the statements made in the written application can be used by us to defend a claim or avoid the Policy.

  We reserve the right to make any modification to conform the Policy to, or give you the benefit of, any Federal or State statute or any rule or regulation of the United States Treasury Department or any state.

  Changes to the Policy are not valid unless we made them in writing. They must be signed by one of our Executive Officers. No agent has authority to change the Policy or to waive any of its provisions.

INCONTESTABILITY

  The Policy will be incontestable after it has been in force during the lifetime of the Insured for two years from the Policy Date. A new two year contestability period shall apply to each increase in insurance requiring evidence of good health beginning on the effective date of each increase and will apply only to statements made in the application for the increase. If the Policy is reinstated, a new two year contestability period (apart from any remaining contestability period) shall apply from the date of the application for reinstatement and will apply only to statements made in the application for reinstatement.

SUICIDE

  If the Insured commits suicide, while sane or insane, within two years from the Policy Date, our liability will be limited to the total premiums paid less any Loan Balance. If the Insured dies by suicide, while sane or insane, within two years from the effective date of any increase in insurance requiring evidence of good health, the Proceeds under this Policy shall be reduced by the excess, if any, of the net amount at risk (Death Benefit less Policy Value) on the date of death over the corresponding amount in effect just prior to the date of increase, and increased by the total annual cost of insurance charges deducted for this excess.

MISSTATEMENT OF AGE OR SEX

  If the Insured's age or sex is misstated, we will adjust each benefit and any amount to be paid to reflect the correct age and sex.

ANNUAL REPORT

  At least once each Policy Year we will send you a report on your Policy. It will show the current Death Benefit, the current Policy Value, the current Surrender Value, any payments since the last report, all charges since the last report, and any Loan Balance. We will also include in the report any other information required by state law or regulation. Further, we will send you the reports required by the Investment Company Act of 1940. You may request additional reports during the year but we may charge a fee for any additional reports.

NON-PARTICIPATION

  The Policy is non-participating. This means that no dividends will be paid on your Policy. It will not share in our profits or surplus earnings.

DELAY OR SUSPENSION OF PAYMENTS

  We will normally pay the Surrender Value or the proceeds of any loan within 7 days after we receive your Written Request in our Home Office. However, payment of any amount may be delayed or suspended whenever:

  a) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;

  b) the Securities and Exchange Commission by order permits postponement for the protection of Policyowners; or

  c) an emergency exists, as determined by the Commission, as a result of which disposal of the securities held in the Investment Divisions is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets.

  Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank.

OWNERSHIP

  The original Owner of a Policy is as stated in the application. Unless you provide otherwise, you may receive all benefits and exercise all rights of the Policy while the Insured is living. If there is more than one Owner at a given time, all must exercise the rights of ownership by joint action.

BENEFICIARY

  The Beneficiary is named in the application. More than one Beneficiary may be named. The rights of any Beneficiary who dies before the Insured will pass to the surviving Beneficiary or Beneficiaries unless you provide otherwise. If no Beneficiary is living at the Insured's death, we will pay the Death Benefit Proceeds to the Policyowner, if living; otherwise it will be paid to the Policyowner's estate.

CHANGE OF OWNERSHIP OR BENEFICIARY

  Unless you provide otherwise in writing to us, you may change the Owner or the Beneficiary during the lifetime of the Insured. Any changes must be made by Written Request filed with us. The change takes effect on the date the request was signed, but it will not apply to payments made by us before we accept your request in writing. We may require you to submit the Policy to us before making a change. A change of owner may be a taxable event. Prior to making such a change a qualified tax advisor should be consulted.

ASSIGNMENT

  You may assign the Policy, but we will not be responsible for the validity of any assignment and no assignment will bind us until it is filed in writing at our Home Office. When it is filed, your rights and the rights of any beneficiary will be subject to it. An assignment may be a taxable event. Prior to making an assignment a qualified tax advisor should be consulted.

                         DISTRIBUTION OF THE POLICIES

  The Policies will be sold by individuals who, in addition to being licensed as life insurance agents for United Investors, are also registered representatives of Waddell & Reed, Inc., the principal underwriter of the Policies, or of broker-dealers who have entered into written sales agreements with

Waddell & Reed, Inc. Waddell & Reed, Inc. is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and as a member of the National Association of Securities Dealers. Waddell & Reed, Inc. is an affiliate of United Investors.

  A commission of up to 5% of premium plus bonus compensation may be paid to broker-dealers or agents in connection with sales of the Policies.

                              FEDERAL TAX MATTERS
     THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE

INTRODUCTION

  The following summary provides a general description of the Federal income tax considerations relating to the Policy. This summary is based upon United Investors' understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). Because of the complexity of such laws and the fact that tax results will vary according to the factual status of the specific policy involved, tax advice may be needed by a person contemplating the purchase of a Policy or the exercise of elections under the Policy. It should therefore be understood that these comments concerning Federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the Policy. Further, these comments do not take into account any federal estate tax and gift, state, or local tax considerations which may be involved in the purchase of a Policy or the exercise of elections under the Policy. For complete information on such Federal and state tax considerations, a qualified tax advisor should be consulted. United Investors does not make any guarantee regarding the tax status of any policy and the following summary is not intended as tax advice.

TAX STATUS OF THE POLICY

  Section 7702 of the Code sets forth a definition of a life insurance contract for Federal tax purposes. In addition, for Policies entered into after October 20, 1988, the Technical and Miscellaneous Revenue Act of 1988 ("TAMRA") established certain new requirements with respect to the mortality (i.e., cost of insurance) and other expense charges that are to be used in determining compliance with section 7702. The Secretary of the Treasury has issued proposed regulations that would specify what will be considered reasonable mortality charges for Policies subject to TAMRA. However, these proposed regulations do not address other expense charges. If a Policy were determined not to be a life insurance contract for purposes of section 7702, such Policy would not provide most of the tax advantages normally provided by a life insurance policy.

  With respect to a Policy entered into before October 21, 1988, although there are no regulations specifically interpreting the manner in which the tests under section 7702 are to be applied to such a Policy, United Investors believes that such a Policy should meet the definition of a life insurance contract for Federal tax purposes. However, an exchange of a Policy or payment of an additional premium for a Policy entered into before October 21, 1988, or possibly other changes, may cause such a Policy (or in the case of an exchange, the new policy received in such exchange) to be treated as entered into after October 20, 1988, and, in such circumstances, the Policy (or the new policy in the case of an exchange) would be subject to the mortality and other expense charge requirements prescribed by TAMRA. Accordingly, the Owner of a Policy entered into before October 21, 1988, should contact a competent tax adviser before exchanging, or making any other change, to such Policy to determine whether the exchange or change would cause the Policy (or the new policy in the case of an exchange) to be treated as entered into after October 20, 1988.

  With respect to a Policy entered into after October 20, 1988, that is issued on the basis of a standard rate class or a rate class involving a lower mortality risk (i.e., a preferred basis), while there is some uncertainty due to the lack of guidance on other expense charges, United Investors nonetheless believes that such a Policy should meet the section 7702 definition of a life insurance contract. However, with respect to a Policy entered into after October 20, 1988, that is issued on a substandard basis (i.e., a rate class involving higher than standard mortality risk), it remains unclear whether or not such a Policy would satisfy section 7702, particularly if the Owner pays the full amount of premiums permitted under the Policy.

  If it is subsequently determined that a Policy does not satisfy section 7702, United Investors will take all steps possible in order to attempt to cause such a Policy to comply with section 7702, including possibly refunding any premiums paid that exceed the limitations allowable under section 7702 (together with interest or other earnings on any such premiums refunded as required by law). For these reasons, United Investors reserves the right to modify the Policy as necessary to qualify it as a life insurance contract under section 7702.

  Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of the Variable Account to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal tax purposes. The Variable Account, through the Fund, intends to comply with the diversification requirements prescribed by the Treasury in Treas. Reg. Section 1.817-5, which affect how the Fund's assets may be invested. Although the Fund's investment adviser and United Investors are both indirectly owned by Torchmark Corporation, United Investors does not control the Fund or its investments. United Investors, however, believes that the Fund will be operated in compliance with the requirements prescribed by the Treasury.

  In certain circumstances, owners of variable contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversifications, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyowners may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

  The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating premium payments and Policy values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Variable Account. In addition, United Investors does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. United Investors therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Variable Account.

  The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

  1. In general. United Investors believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary under section 101 (a)(1) of the Code.

  The exchange of the Policy, a change of the Policy's Minimum Death Benefit, a Policy loan, an additional premium payment, a Policy lapse with an outstanding loan, a change of Owners, or a surrender may have tax consequences depending on the circumstances. In addition, Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend upon the circumstances of each Owner or Beneficiary. A competent tax adviser should be consulted for further information.

  Generally, the Owner will not be deemed to be in constructive receipt of the cash value, including increments thereof, under the Policy until there is a distribution. The tax consequences of distributions from, and loans taken from, or secured by, a Policy depend on whether the Policy is classified as a "modified endowment contract" under section 7702A. Whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at the maturity date, if the amount received plus the amount of any indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

  2. Modified endowment contracts. Because of the premium level contemplated under the Policies, all Policies entered into after June 20, 1988, will be treated as modified endowment contracts. Moreover, a Policy entered into before June 21, 1988, that is "materially changed" after June 20, 1988, may in certain circumstances be treated as a modified endowment contract. With respect to a Policy entered into before June 21, 1988, a change in such Policy's Minimum Death Benefit, the payment of an additional premium, or the exchange of such a Policy, among other things, may cause a material change to such Policy, which could result in the treatment of the Policy (or the new Policy in the case of an exchange) as a modified endowment contract. The material change rules for determining when a Policy entered into before June 21, 1988, will be treated as a modified endowment contract are extremely complex and, therefore, an Owner should contact a competent tax adviser before paying any additional premium or effecting any other change in, including an exchange of, a Policy entered into before June 21, 1988. In addition, a life insurance contract received in exchange for a Policy classified as a modified endowment contract will be treated as a modified endowment contract.

  3. Distributions from Policies Classified as Modified Endowment Contracts. Policies classified as modified endowment contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the cash value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from, or secured by, such a Policy (including unpaid loan interest that is added to the principal of a loan) are treated as distributions from such a Policy and taxed accordingly. Third, a 10 percent additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distribution or loan is made on or after the Owner attains age 59 1/2, is attributable to the Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary.

  4. Distributions from Policies not Classified as Modified Endowment Contracts. Distributions from a Policy entered into before June 21, 1988, and which is not materially changed (see discussion above) after June 20, 1988, or, if materially changed, is not classified as a modified endowment contract after such material change, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Owner in order for the Policy to continue complying with the section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in section 7702.

  Loans from, or secured by, a Policy that is not a modified endowment contract may be treated as indebtedness of the Owner, not as a distribution. A competent tax advisor should be consulted for more information.

  Finally, neither distributions (including distributions upon surrender or lapse) nor loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10% additional income tax.

  5. Policy loan interest. Generally, interest paid on any loan under an insurance policy is not deductible. The Owner should consult a competent tax adviser if the deductibility of interest paid on a policy loan is an important issue.

  6. Investment in the Policy. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from the gross income of the Owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Owner.

  7. Multiple Policies. All modified endowment contracts that are issued by United Investors (or its affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in gross income under section 72(e) of the Code.

  8. Other Tax Consequences. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

  In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

POSSIBLE TAX LAW CHANGES
  Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. For instance, the President's 1999 Budget Proposal recommended legislation that, if enacted, would adversely modify the federal taxation of this Policy. It is possible that any legislative change could be retroactive (that is, effective prior to the date of the change). A tax adviser should be consulted with respect to legislative developments and their effect on the Policy.

TAXATION OF UNITED INVESTORS
  United Investors incurs state and local premium taxes. The amount of the charge for such taxes is discussed above under "Charges and Deductions--Annual Deduction." At the present time, the Company makes no charge to the Variable Account for any Federal, state or local taxes (other than state premium taxes) that it incurs which may be attributable to such Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Variable Account or to the Policies.

EMPLOYMENT-RELATED BENEFIT PLANS
  On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. The Policies described in this Prospectus contain guaranteed purchase rates for certain payment options that generally distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with their legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a Policy may be purchased.

                            ADDITIONAL INFORMATION

SAFEKEEPING OF THE ACCOUNT'S ASSETS
  United Investors holds the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from the general account. United Investors maintains records of all purchases and redemptions of Fund shares by each of the Investment Divisions.


ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS
  United Investors reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Fund that are held by the Variable Account (or any Investment Division) or that the Variable Account (or any Investment Division) may purchase. United Investors reserves the right to eliminate the shares of any of the Portfolios of the Fund and to substitute shares of another Portfolio of the Fund or any other investment vehicle or of another open-end, registered investment company if laws or regulations are changed, if the shares of the Fund or a Portfolio are no longer available for investment, or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Investment Division. United Investors will not substitute any shares attributable to a Policyowner's interest in an Investment Division of the Variable Account without notice and prior approval of the Securities and Exchange Commission and the insurance regulator of the state where the Policy was delivered, where required. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Policyowners.

  United Investors also reserves the right to establish additional Investment Divisions of the Variable Account, each of which would invest in a new Portfolio of the Fund, or in shares of another investment company or suitable investment, with a specified investment objective. New Investment Divisions may be established when, in the sole discretion of United Investors, marketing needs or investment conditions warrant, and any new Investment Divisions will be made available to existing Policyowners on a basis to be determined by United Investors. United Investors may also eliminate one or more Investment Divisions if, in its sole discretion, marketing, tax, or investment conditions warrant.

  In the event of any such substitution or change, United Investors may, by appropriate endorsement, make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If deemed by United Investors to be in the best interests of persons having voting rights under the Policies, the Variable Account may be operated as a management company under the Investment Company Act of 1940, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other United Investors separate accounts.

STATE REGULATION
  United Investors is subject to regulation by the Missouri Department of Insurance. An annual statement is filed with the Missouri Department of Insurance on or before March 1st of each year covering the operations and reporting on the financial condition of United Investors as of December 31 of the preceding year. Periodically, the Missouri Department of Insurance or other authorities examine the liabilities and reserves of United Investors and the Variable Account and certifies their adequacy, and a full examination of United Investors' operations is conducted periodically by the National Association of Insurance Commissioners.

  In addition, United Investors is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments.

  A Policy is governed by the law of the state in which it is delivered. The values and benefits of each policy are at least equal to those required by such state.

  DIRECTORS AND OFFICERS OF UNITED INVESTORS. United Investors is managed by a board of directors. The following table sets forth the name and principal occupations during the past five years of each of United Investors's directors and senior officers. Unless otherwise noted, the address for each person is United Investors Life Insurance Company, 2001 Third Avenue South, Birmingham, Alabama 35233.

-------------------------------------------------------------------------------
    NAME AND POSITION WITH                    PRINCIPAL OCCUPATION
       UNITED INVESTORS                          LAST FIVE YEARS
-------------------------------------------------------------------------------
W. Thomas Aycock                 Vice President and Chief Actuary of United
Vice President and Chief         Investors since November, 1992.
Actuary, Director
-------------------------------------------------------------------------------
Tony G. Brill*                   Senior Vice President of United Investors and
Senior Vice President and        Torchmark Corporation since January, 1997.
Director                         Managing Partner of KPMG Peat Marwick LLP,
                                 Birmingham, Alabama Office, 1984--January,
                                 1997.
-------------------------------------------------------------------------------
C.B. Hudson*                     Chairman of United Investors and Torchmark
Chairman of the Board and        Corporation since March, 1998. Chairman of
Chief Executive Officer          Insurance Operations of Torchmark Corporation,
                                 January, 1993--March, 1998. Chairman of
                                 Liberty National Life Insurance Company,
                                 United American Life Insurance Company, and
                                 Globe Life Insurance Company, since 1991.
-------------------------------------------------------------------------------
Larry M. Hutchison*              Vice President and General Counsel of
Director                         Torchmark since February, 1997. Vice President
                                 and General Counsel of United American
                                 Insurance Company since 1992.
-------------------------------------------------------------------------------
Michael J. Klyce                 Vice President of Torchmark Corporation since
Vice President and Treasurer     January, 1984.
-------------------------------------------------------------------------------
John H. Livingston               Secretary and Counsel of United Investors
Director, Secretary and Counsel  since May, 1995. Secretary and Associate
                                 Counsel of United Investors, December 1994--
                                 May, 1995. Associate Counsel of United
                                 Investors, July, 1990--December, 1994.
-------------------------------------------------------------------------------
James L. Mayton, Jr.             Vice President & Controller of Liberty
Vice President and Controller    National Life Insurance Company since January,
                                 1985.
-------------------------------------------------------------------------------
Carol A. McCoy                   Secretary of Torchmark Corporation since
Director                         February, 1994. Associate Counsel of Torchmark
                                 Corporation since January, 1985.
-------------------------------------------------------------------------------
Anthony L. McWhorter             President of Liberty National Life Insurance
Director                         Company since December 1994. Executive Vice
                                 President and Chief Actuary of Liberty
                                 National, November 1993-December 1994. Senior
                                 Vice President & Chief Actuary of Liberty
                                 National, September, 1991-November, 1993.
-------------------------------------------------------------------------------
James L. Sedgwick                President of United Investors since September
President and Director           1991. General Counsel, Vice President and
                                 Secretary of United Investors, July 1979-
                                 September, 1991.
-------------------------------------------------------------------------------
Ross W. Stagner                  Vice President of United Investors since
Vice President and Director      January, 1992.
-------------------------------------------------------------------------------
William L. Surber                Vice President of United Investors since
Vice President and Director      April, 1992.
-------------------------------------------------------------------------------

* Principal business address: Torchmark Corporation, 3700 South Stonebridge, McKinney, Texas 75050.

PREPARING FOR YEAR 2000

  Existing computer programs of many businesses were developed with a two-digit identification without consideration of the upcoming change in century or millennium in the year 2000. Without addressing this issue, many computer programs could fail or produce erroneous results, creating considerable uncertainty and potentially adversely affecting the operations or business.

  United Investors has been in the process of modifying its computer system and applications for the year 2000. It is expected that the project will be substantially completed during 1998 and that final testing will be conducted in 1999. United Investors is utilizing primarily internal staff for this conversion but is also using outside consultants where necessary. The cost of this project, which is immaterial to United Investors is expensed as incurred.

  As a part of its activities, United Investors is engaged electronically with third-party financial institutions and other various organizations which may have computer systems which are not year 2000 compliant. To the degree possible, United Investors is verifying that these third party business systems are currently compliant or are in the process of becoming compliant. To the extent these systems are not compliant there is no assurance that the potential interruptions or cost to United Investors may not be significant.

LEGAL MATTERS

  Legal advice regarding certain matters relating to federal securities laws applicable to the issuance of the flexible premium variable life insurance policy described in this Prospectus has been provided by Sutherland, Asbill & Brennan LLP of Washington, D. C. All matters of Missouri law pertaining to the Policy, including the validity of the Policy and United Investors' right to issue the Policy under Missouri Insurance Law and any other applicable state insurance or securities laws, have been passed upon by James L. Sedgwick, Esq., President of United Investors.

LEGAL PROCEEDINGS

  There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. United Investors is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Variable Account.

EXPERTS

  The balance sheets of United Investors Life Insurance Company as of December 31, 1997 and 1996, and the related statements of operations, shareholder's equity, and cash flows for each of the years in the three-year period ended December 31, 1997 and the balance sheet of United Investors Life Variable Account as of December 31, 1997 and the related statements of operations and changes in net assets for each of the years in the three-year period ended December 31, 1997 have been included herein in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

  Actuarial matters included in this Prospectus have been examined by W. Thomas Aycock, Vice President and Chief Actuary of United Investors, as stated in the opinion filed as an exhibit to the Registration Statement.

                             FINANCIAL STATEMENTS

  The financial statements of United Investors which are included in this prospectus should be considered only as bearing on the ability of United Investors to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors
United Investors Life Insurance Company
Birmingham, Alabama

We have audited the accompanying balance sheets of United Investors Life Insurance Company as of December 31, 1997 and 1996 and the related statements of operations, shareholder's equity and cash flow for each of the years in the three-year period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of United Investors Life Insurance Company at December 31, 1997 and 1996 and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 1997 in conformity with generally accepted accounting principles.


                                          KPMG PEAT MARWICK LLP

Birmingham, Alabama
February 2, 1998 except
 for Note 1 which is as of
 March 3, 1998

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                                 BALANCE SHEETS
                         (DOLLAR AMOUNTS IN THOUSANDS)

                                                             AT DECEMBER 31,
                                                          ---------------------
                                                             1997       1996
                                                          ---------- ----------
                                    ASSETS
Investments:
 Fixed maturities--available for sale, at fair value
  (cost: 1997--$612,600; 1996--$621,177)................. $  635,643 $  624,880
 Policy loans............................................     15,817     14,332
 Other long-term invested assets.........................     22,488     21,411
 Short-term investments..................................     13,423      1,834
                                                          ---------- ----------
   Total investments.....................................    687,371    662,457
Cash.....................................................      5,288      2,404
Accrued investment income (includes amounts from
 affiliates:
 1997--$473; 1996--$473).................................     11,270     10,781
Receivables .............................................      2,826      2,635
Due from affiliates (includes funds withheld on reinsur-
 ance: 1997--$190,235; 1996--$0).........................    225,235     35,423
Deferred acquisition costs...............................    176,897    169,986
Value of insurance purchased.............................     33,754     16,160
Goodwill.................................................      6,771      7,055
Property and equipment...................................        141        156
Other assets.............................................      1,149      1,534
Separate account assets..................................  1,876,439  1,420,025
                                                          ---------- ----------
   Total assets.......................................... $3,027,141 $2,328,616
                                                          ========== ==========
                     LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
 Future policy benefits.................................. $  736,975 $  531,297
 Unearned and advance premiums...........................      2,975      2,804
 Other policy liabilities................................      8,713      8,135
                                                          ---------- ----------
  Total policy liabilities...............................    748,663    542,236
 Accrued income taxes....................................     58,270     43,063
 Other liabilities.......................................      2,825      2,265
 Due to affiliates.......................................      9,374      8,965
 Separate account liabilities............................  1,876,439  1,420,025
                                                          ---------- ----------
   Total liabilities.....................................  2,695,571  2,016,554
Shareholder's equity:
 Common stock, par value $6 per share-authorized,
  issued and outstanding:
  500,000 shares.........................................      3,000      3,000
 Additional paid-in capital..............................    138,469    137,950
 Unrealized investment gains, net of applicable taxes....     14,700      4,460
 Retained earnings.......................................    175,401    166,652
                                                          ---------- ----------
   Total shareholder's equity............................    331,570    312,062
                                                          ---------- ----------
   Total liabilities and shareholder's equity............ $3,027,141 $2,328,616
                                                          ========== ==========

                See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                            STATEMENTS OF OPERATIONS
                         (DOLLAR AMOUNTS IN THOUSANDS)

                                                     YEAR ENDED DECEMBER 31,
                                                    ---------------------------
                                                      1997      1996     1995
                                                    --------  -------- --------
Revenue:
 Premium income.................................... $ 68,723  $ 65,114 $ 61,792
 Policy charges and fees...........................   36,582    29,403   23,109
 Net investment income (includes amounts from af-
  filiates: 1997--$2,863; 1996--$2,847; 1995--
  $3,058; .........................................   51,514    51,128   49,356
 Realized investment gains (losses)................   (5,365)      925    1,441
 Other income (includes amounts from affiliates:
  1997--$11,876; 1996--$0; 1995--$0) ..............   11,876         0        4
                                                    --------  -------- --------
   Total revenue...................................  163,330   146,570  135,702
Benefits and expenses:
 Policy benefits:
  Individual life..................................   57,954    47,355   42,943
  Annuity..........................................   15,165    15,807   16,540
                                                    --------  -------- --------
   Total policy benefits...........................   73,119    63,162   59,483
 Amortization of deferred acquisition costs........   24,898    19,850   16,602
 Commissions and premium taxes (includes amounts to
  affiliates: 1997--$4,928; 1996--$4,723; 1995--
  $4,000; .........................................    6,251     5,248    4,691
 Other operating expense (includes amounts to af-
  filiates: 1997--$3,217; 1996--$2,181; 1995--
  $1,862;..........................................    5,470     3,966    3,679
                                                    --------  -------- --------
   Total benefits and expenses.....................  109,738    92,226   84,455
                                                    --------  -------- --------
Net operating income before income taxes...........   53,592    54,344   51,247
Income taxes.......................................   18,843    19,078   18,037
                                                    --------  -------- --------
   Net income...................................... $ 34,749  $ 35,266 $ 33,210
                                                    ========  ======== ========


                See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                       STATEMENTS OF SHAREHOLDER'S EQUITY
                         (DOLLAR AMOUNTS IN THOUSANDS)

                                             UNREALIZED
                                  ADDITIONAL INVESTMENT               TOTAL
                           COMMON  PAID-IN     GAINS    RETAINED  SHAREHOLDER'S
                           STOCK   CAPITAL    (LOSSES)  EARNINGS     EQUITY
                           ------ ---------- ---------- --------  -------------
YEAR ENDED DECEMBER 31,
 1995
  Balance at January 1,
   1995................... $3,000  $137,915   $(12,378) $134,176    $262,713
  Net income..............                                33,210      33,210
  Dividends...............                                (7,500)     (7,500)
  Exercise of stock op-
   tions..................               35                               35
  Net change in unrealized
   investment gains (loss-
   es)....................                      24,670                24,670
                           ------  --------   --------  --------    --------
  Balance at December 31,
   1995...................  3,000   137,950     12,292   159,886     313,128
YEAR ENDED DECEMBER 31,
 1996
  Net income..............                                35,266      35,266
  Dividends...............                               (28,500)    (28,500)
  Net change in unrealized
   investment gains (loss-
   es)....................                      (7,832)               (7,832)
                           ------  --------   --------  --------    --------
  Balance at December 31,
   1996...................  3,000   137,950      4,460   166,652     312,062
YEAR ENDED DECEMBER 31,
 1997
  Net Income..............                                34,749      34,749
  Dividends...............                               (26,000)    (26,000)
  Exercise of stock op-
   tions..................              519                              519
  Net Change in unrealized
   investment gains (loss-
   es)....................                      10,240                10,240
                           ------  --------   --------  --------    --------
  Balance at December 31,
   1997................... $3,000  $138,469   $ 14,700  $175,401    $331,570
                           ======  ========   ========  ========    ========


                See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS
                         (DOLLAR AMOUNTS IN THOUSANDS)

                                                 YEAR ENDED DECEMBER 31,
                                               ------------------------------
                                                 1997       1996      1995
                                               ---------  --------  ---------
Net income.................................... $  34,749  $ 35,266  $  33,210
Adjustments to reconcile net income to cash
 provided from operations:
 Increase in future policy benefits...........    17,878    20,692     22,011
 Increase (decrease) in other policy benefits.       749     2,154       (614)
 Deferral of policy acquisition costs.........   (33,485)  (33,744)   (28,870)
 Value of business acquired...................   (10,000)        0          0
 Amortization of deferred acquisition costs...    24,898    19,850     16,602
 Change in accrued income taxes...............    10,212    (3,033)     2,644
 Depreciation.................................        42        44         52
 Realized (gains) losses on sale of
  investments and properties..................     5,365      (925)    (1,441)
 Other accruals and adjustments...............     1,817      (997)    (3,525)
                                               ---------  --------  ---------
Cash provided from operations.................    52,225    39,307     40,069
Cash used for investment activities:
 Investments sold or matured:
  Fixed maturities available for sale--sold...   113,035    15,246    149,076
  Fixed maturities available for sale--
   matured, called and repaid.................    66,469    44,523     50,659
  Equity securities...........................         0         0      3,341
  Other long-term investments.................     2,199       482      9,316
                                               ---------  --------  ---------
   Total investments sold or matured..........   181,703    60,251    212,392
 Acquisition of investments:
  Fixed maturities--available for sale........  (176,905)  (68,214)  (244,162)
  Net increase in policy loans................    (1,485)   (2,033)    (2,121)
  Other long-term investments.................    (1,517)   (1,183)    (1,587)
                                               ---------  --------  ---------
   Total acquisition of investments...........  (179,907)  (71,430)  (247,870)
 Net (increase) decrease in short-term invest-
  ments.......................................   (11,589)    2,389     (1,901)
 Funds loaned to affiliates...................   (24,080)   (3,500)   (21,000)
 Funds repaid from affiliates.................    24,080     3,500     21,000
 Disposition of properties....................         0        34          6
 Additions to properties......................       (27)     (117)       (33)
                                               ---------  --------  ---------
Cash used for investment activities...........    (9,820)   (8,873)   (37,406)
Cash used for financing activities:
 Cash dividends paid to shareholder...........   (27,000)  (27,500)    (7,500)
 Net receipts from deposit product operations.   (12,521)   (6,572)     3,343
                                               ---------  --------  ---------
Cash used for financing activities............   (39,521)  (34,072)    (4,157)
Increase (decrease) in cash...................     2,884    (3,638)    (1,494)
Cash at beginning of year.....................     2,404     6,042      7,536
                                               ---------  --------  ---------
Cash at end of year........................... $   5,288  $  2,404  $   6,042
                                               =========  ========  =========

                See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
                         (DOLLAR AMOUNTS IN THOUSANDS)

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Organization: United Investors Life Insurance Company (the "Company") is a wholly-owned subsidiary of United Investors Management Company ("United Management"), which is a wholly-owned subsidiary of Torchmark Corporation ("Torchmark"), the ultimate parent. On March 3, 1998, United Management distributed the Company to Torchmark and Liberty National Life Insurance Company, a wholly owned subsidiary of Torchmark.

  Description of Business: The Company is a life insurer licensed in 49 states. The Company offers a full range of life, annuity and variable products through its agents and is subject to competition from other insurers throughout the United States. The Company is subject to regulation by the insurance department of states in which it is licensed, and undergoes periodic examinations by those departments.

  In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

  The estimates susceptible to significant change are those used in determining the liability for policy reserves, losses and claims. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

  Existing computer programs of many businesses were developed with a two-digit identification without consideration of the upcoming change in century or millennium in the year 2000. Without addressing this issue, many computer programs could fail or produce erroneous results, creating considerable uncertainty and potentially adversely affecting the operations or business.

  UILIC has been in the process of modifying its computer system and applications for the year 2000. It is expected that the project will be substantially completed during 1998 and that final testing will be conducted in 1999. UILIC is utilizing primarily internal staff for this conversion but is also using outside consultants where necessary. The cost of this project, which is immaterial to UILIC is expensed as incurred.

  As a part of its activities, UILIC is engaged electronically with third-party financial institutions and other various organizations which may have computer systems which are not year 2000 compliant. To the degree possible, UILIC is verifying that these third party business systems are currently compliant or are in the process of becoming compliant. To the extent these systems are not compliant there is no assurance that the potential interruptions or cost to UILIC may not be significant.

  Basis of Presentation: The accompanying financial statements include the accounts of United Investors Life Insurance Company ("United Investors") which is a wholly-owned subsidiary of United Investors Management Company ("United Management"). The financial statements have been prepared on the basis of generally accepted accounting principles ("GAAP").

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                         (DOLLAR AMOUNTS IN THOUSANDS)
NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


  Investments: United Investors classifies all of its fixed maturity investments, which includes bonds and redeemable preferred stocks, as available for sale. Investments classified as available for sale are carried at fair value with unrealized gains and losses, net of deferred taxes, reflected directly in shareholder's equity. Investments in equity securities, which include common and nonredeemable preferred stocks, are reported at fair value with unrealized gains and losses, net of deferred taxes, reflected directly in shareholder's equity. Policy loans are carried at unpaid principal balances. Short-term investments include investments in certificates of deposit and other interest-bearing time deposits with original maturities within three months. Other long-term investments consist of investments in mutual funds which are carried at fair value. If an investment becomes permanently impaired, such impairment is treated as a realized loss and the investment is adjusted to net realizable value.

  Gains and losses realized on the disposition of investments are recognized as revenues and are determined on a specific identification basis.

  Realized investment gains and losses and investment income attributable to separate accounts are credited to the separate accounts and have no effect on United Investor's net income. Investment income attributable to policyholders is included in United Investor's net investment income. Net investment income for the years ended December 31, 1997, 1996 and 1995 included approximately $37,800, $37,600, and $38,000, respectively, which was allocable to policyholder reserves or accounts. Realized investment gains and losses are not allocable to policyholders.

  Determination of Fair Values of Financial Instruments: Fair value for cash, short-term investments, receivables and payables approximates carrying value. Fair values for investment securities are based on quoted market prices, where available. Otherwise, fair values are based on quoted market prices of comparable instruments. Fair value of future benefits for universal life and current interest products and annuity products are based on the fund value.

  Cash: Cash consists of balances on hand and on deposit in banks and financial institutions.

  Recognition of Revenue and Related Expenses: Premiums for insurance contracts which are not defined as universal life-type according to the Financial Accounting Standards Board's Statement of Accounting Standards
(SFAS) 97 are recognized as revenue over the premium-paying period of the policy. Premiums for limited-payment life insurance contracts as defined by SFAS 97 are recognized over the contract period. Premiums for universal life-type and annuity contracts are added to the policy account value, and revenues from such products are recognized as charges to the policy account value for mortality, administration, and surrenders (retrospective deposit method). The related benefits and expenses are matched with revenues by means of the provision for future policy benefits and the amortization of deferred acquisition costs in a manner which recognizes profits as they are earned over the same period.

  Future Policy Benefits: The liability for future policy benefits for universal life-type products according to SFAS 97 is represented by policy account value. Annuity Contracts are accounted for as deposit contracts. The liability for future policy benefits for other products is provided on the net level premium method based on estimated investment yields, mortality, persistency and other assumptions which were appropriate at the time the policies were issued. Assumptions used are based on United Investor's experience as adjusted to provide for possible adverse deviation. These estimates are periodically reviewed and compared with actual experience. If it is determined that future expected experience differs significantly from that assumed, the estimates are revised.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                         (DOLLAR AMOUNTS IN THOUSANDS)

  Deferred acquisition costs: The costs of acquiring new insurance business are deferred. Such costs consist of sales commissions, underwriting expenses, and certain other selling expenses. The costs of acquiring new business through the purchase of other companies and blocks of insurance business are also deferred.

  Deferred acquisition costs, including the value of insurance purchased, for policies other than universal life-type policies according to SFAS 97, are amortized with interest over an estimate of the premium-paying period of the policies in a manner which charges each year's operations in proportion to the receipt of premium income. For limited-payment contracts, acquisition costs are amortized over the contract period. For universal life-type policies, acquisition costs are amortized with interest in proportion to estimated gross profits. The assumptions used as to interest, withdrawals and mortality are consistent with those used in computing the liability for future policy benefits and expenses. If it is determined that future experience differs significantly from that previously assumed, the estimates are revised. Deferred acquisition costs are adjusted to reflect the amounts associated with unrealized investment gains and losses pertaining to universal life-type products.

  Income Taxes: Income taxes are accounted for under the asset and liability method in accordance with SFAS 109. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement book values and tax bases of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

  Interest Expense: Interest expense includes interest on borrowed funds not used in the production of investment income. Interest expense relating to the production of investment income is deducted from investment income.

  Property and Equipment: Property and equipment is reported at cost less allowances for depreciation. Depreciation is provided on the straight-line method over the estimated useful lives of these assets which range from three to ten years.

  Goodwill: Goodwill represents the excess cost over the fair value of the net assets acquired when United Investors was purchased by Torchmark Corporation (Torchmark) in 1981 and is being amortized on a straight-line basis over forty years.

  Reclassification: Certain amounts in the financial statements presented have been reclassified from amounts previously reported in order to be comparable between years. These reclassifications have no effect on previously reported shareholders' equity or net income during the periods involved.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                         (DOLLAR AMOUNTS IN THOUSANDS)

  Reporting Comprehensive Income (FASB Statement No. 130) is effective for fiscal years beginning after December 15, 1997. Reclassification of prior periods for comparative financial statements is required.

  This document establishes standards for presentation of comprehensive income, a concept of income which, in addition to net income, includes all changes in the equity of a company other than contributions from or distributions to shareholders. Comprehensive income is to be categorized into certain components, each of which is to be displayed prominently in United Investors basic financial statements.

  The most significant aspect of this Statement on United Investors is the separate disclosure of the change in unrealized gain or loss on its fixed investments as a component of comprehensive income, rather than as a direct adjustment of shareholders' equity.

NOTE 2--STATUTORY ACCOUNTING

  United Investors is required to file statutory financial statements with state insurance regulatory authorities. Accounting principles used to prepare these statutory financial statements differ from GAAP. Net income and shareholder's equity on a statutory basis for United Investors were as follows:

                                         NET INCOME        SHAREHOLDERS' EQUITY
                                   YEAR ENDED DECEMBER 31,    AT DECEMBER 31,
                                   ----------------------- ---------------------
                                    1997    1996    1995      1997       1996
                                   ------- ------- ------- ---------- ----------
   Life insurance................. $34,537 $26,640 $29,636   $156,676 $  154,222

  The excess of shareholder's equity on a GAAP basis over that determined on a statutory basis is not available for distribution to the shareholder without regulatory approval.

  A reconciliation of United Investors' statutory net income to GAAP net income is as follows:

                                                     YEAR ENDED DECEMBER 31,
                                                     --------------------------
                                                      1997     1996      1995
                                                     -------  -------  --------
   Statutory net income............................. $34,537  $26,640  $ 29,636
   Deferral of acquisition costs....................  33,485   33,744    28,870
   Amortization of acquisition costs................ (24,898) (19,850)  (16,602)
   Differences in policy liabilities................  (2,113)  (4,361)   (6,774)
   Deferred income taxes............................  (6,053)    (773)   (1,389)
   Other............................................    (209)    (134)     (531)
                                                     -------  -------  --------
   GAAP net income.................................. $34,749  $35,266  $ 33,210
                                                     =======  =======  ========

  A reconciliation of United Investors' statutory shareholder's equity to GAAP shareholder's equity is as follows:

                                                      YEAR ENDED DECEMBER 31,
                                                      ------------------------
                                                         1997         1996
                                                      -----------  -----------
   Statutory shareholder's equity....................    $156,676     $154,222
   Differences in policy liabilities.................       9,540       20,834
   Deferred acquisition costs and value of insurance
    purchased........................................     210,651      186,146
   Deferred income taxes ............................     (52,639)     (41,074)
   Asset valuation reserve...........................       9,513       10,762
   Nonadmitted assets................................       1,850        1,856
   Fair value adjustment on fixed maturities
    available for sale...............................      23,043        3,703
   Goodwill..........................................       6,771        7,055
   Due and deferred premiums.........................     (30,334)     (29,324)
   Other.............................................      (3,501)      (2,118)
                                                      -----------  -----------
   GAAP shareholder's equity.........................    $331,570  $   312,062
                                                      ===========  ===========

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                         (DOLLAR AMOUNTS IN THOUSANDS)

  The NAIC requires that a risk based capital formula be applied to all life and health insurers. The risk based capital formula is a threshold formula rather than a target capital formula. It is designed only to identify companies that require regulatory attention and is not to be used to rate or rank companies that are adequately capitalized. United Investors is adequately capitalized under the risk based capital formula.

NOTE 3--INVESTMENT OPERATIONS

Investment income is summarized as follows:

                                                     YEAR ENDED DECEMBER 31,
                                                     -------------------------
                                                      1997     1996     1995
                                                     -------  -------  -------
 Fixed maturities................................... $46,000  $46,366  $43,482
 Equity securities..................................       0        0       76
 Policy loans.......................................   1,107    1,001      851
 Other long-term investments........................   1,614    1,211    1,681
 Short-term investments.............................     436      287      717
 Interest and dividends from affiliates.............   2,863    2,847    3,058
                                                     -------  -------  -------
                                                      52,020   51,712   49,865
 Less investment expense............................    (506)    (584)    (509)
                                                     -------  -------  -------
 Net investment income.............................. $51,514  $51,128  $49,356
                                                     =======  =======  =======
 Analysis of gains (losses) from investments:
  Realized investment gains (losses)
   Fixed maturities................................. $(5,235) $   925  $   319
   Equity securities................................       0        0    1,276
   Mutual funds.....................................    (130)       0     (154)
                                                     -------  -------  -------
  Net realized gains (losses)....................... $(5,365) $   925  $ 1,441
                                                     =======  =======  =======
Analysis of change in unrealized investment gains
 (losses):
 Net change in unrealized investment gains (losses)
  on equity securities before tax................... $     0  $     0  $  (438)
 Net change in unrealized investment gains on fixed
  maturities available for sale before tax..........  19,340  (21,767)  58,321
 Other..............................................   1,799      861    3,602
 Adjustment to deferred acquisition costs...........  (5,387)   8,857  (23,532)
 Applicable tax.....................................  (5,512)   4,217  (13,283)
                                                     -------  -------  -------
 Net change in unrealized gains (losses) on equity
  and fixed maturity securities available for sale.. $10,240  $(7,832) $24,670
                                                     =======  =======  =======

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                         (DOLLAR AMOUNTS IN THOUSANDS)
NOTE 3--INVESTMENT OPERATIONS (CONTINUED)

  A summary of fixed maturities available for sale by amortized cost and estimated market value at December 31, 1996 and 1995 is as follows:

                                        GROSS      GROSS            AMOUNT PER
                            AMORTIZED UNREALIZED UNREALIZED MARKET  THE BALANCE
1997:                         COST      GAINS      LOSSES    VALUE     SHEET
-----                       --------- ---------- ---------- ------- -----------
 Fixed maturities available
  for sale:
 Bonds:
  U.S. Government direct
   obligations and agen-
   cies....................  $22,035    $  857     $    0   $22,892   $22,892
  GNMA's...................  124,549     5,992       (146)  130,395   130,395
  Mortgage-backed
   securities, GNMA
   collateral..............   23,125       591         (3)   23,713    23,713
  Other mortgage-backed se-
   curities................   20,980       916          0    21,896    21,896
  States, municipalities
   and political
   subdivisions............   28,603       517          0    29,120    29,120
  Foreign governments......    3,298       135          0     3,433     3,433
  Public utilities.........   37,189     1,504        (39)   38,654    38,654
  Industrial and miscella-
   neous...................  352,821    12,986       (267)  365,540   365,540
                             -------    ------     ------   -------   -------
  Total fixed maturities...  612,600    23,498       (455)  635,643   635,643
                             =======    ======     ======   =======   =======
1996:
-----
 Fixed maturities available
  for sale:
 Bonds:
  U.S. Government direct
   obligations and agen-
   cies....................  $21,832    $   79     $ (270)  $21,641   $21,641
  GNMA's...................  150,505     6,297       (812)  155,990   155,990
  Mortgage-backed
   securities, GNMA
   collateral..............   34,904       785         (6)   35,683    35,683
  Other mortgage-backed se-
   curities................    4,060       -0-        -0-     4,060     4,060
  States, municipalities
   and political
   subdivisions............   45,544       383       (894)   45,033    45,033
  Foreign governments......    3,272       158          0     3,430     3,430
  Public utilities.........   22,543       483       (345)   22,681    22,681
  Industrial and miscella-
   neous...................  338,517     3,737     (5,892)  336,362   336,362
                             -------    ------     ------   -------   -------
  Total fixed maturities...  621,177    11,922     (8,219)  624,880   624,880
                             =======    ======     ======   =======   =======

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                         (DOLLAR AMOUNTS IN THOUSANDS)
NOTE 3--INVESTMENT OPERATIONS (CONTINUED)

  A schedule of fixed maturities by contractual maturity at December 31, 1997 is shown below on an amortized cost basis and on a market value basis. Actual maturities could differ from contractual maturities due to call or prepayment provisions.

                                                             AMORTIZED  MARKET
                                                               COST     VALUE
                                                             --------- --------
   Fixed maturities available for sale;
    Due in one year or less................................. $  4,751  $  4,824
    Due after one year through five years...................   99,621   102,200
    Due after five years through ten years..................  202,692   209,387
    Due after ten years.....................................  131,058   137,232
                                                             --------  --------
                                                              438,122   453,643
   Mortgage- and asset-backed securities....................  174,478   182,000
                                                             --------  --------
                                                             $612,600  $635,643
                                                             ========  ========

  Proceeds from sales of fixed maturities available for sale were $113,035 in 1997, $15,246 in 1996, and $149,076 in 1995. Gross gains realized on these sales were $112 in 1997, $749 in 1996, and $3,157 in 1995. Gross losses on these sales were $5,716 in 1997, $0 in 1996, and $2,126 in 1995.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                         (DOLLAR AMOUNTS IN THOUSANDS)

NOTE 4--DEFERRED ACQUISITION COSTS

  An analysis of deferred acquisition costs and the value of insurance purchased is as follows:

                                  1997                  1996                  1995
                          --------------------- --------------------- ---------------------
                           DEFERRED   VALUE OF   DEFERRED   VALUE OF   DEFERRED   VALUE OF
                          ACQUISITION INSURANCE ACQUISITION INSURANCE ACQUISITION INSURANCE
                             COSTS    PURCHASED    COSTS    PURCHASED    COSTS    PURCHASED
                          ----------- --------- ----------- --------- ----------- ---------
Balance at beginning of
 year...................   $169,986    $16,160   $144,716    $18,679   $153,677    $20,983
 Additions:
  Deferred during peri-
   od:
  Commissions...........     27,664          0     28,492          0     24,258          0
  Other expenses........      5,821          0      5,252          0      4,611          0
                           --------    -------   --------    -------   --------    -------
   Total deferred.......     33,485          0     33,744          0     28,869          0
  Value of insurance
   purchased............          0     21,305          0          0          0          0
 Adjustment attributable
  to unrealized invest-
  ment loss (1).........          0          0      8,857          0          0          0
                           --------    -------   --------    -------   --------    -------
   Total additions......     33,485     21,305     42,601          0     28,869          0
 Deductions:
  Amortized during peri-
   od...................    (21,019)   (3,711)    (16,894)    (2,519)   (14,062)    (2,304)
  Adjustment attribut-
   able to unrealized
   investment gains (1).     (5,387)         0          0          0    (23,532)         0
  Adjustment attribut-
   able to realized
   investment gains (1).       (168)         0       (437)         0       (236)         0
                           --------    -------   --------    -------   --------    -------
   Total deductions.....    (26,574)   (3,711)    (17,331)    (2,519)   (37,830)    (2,304)
                           --------    -------   --------    -------   --------    -------
Balance at end of year..   $176,897    $33,754   $169,986    $16,160   $144,716    $18,679
                           ========    =======   ========    =======   ========    =======

--------
(1) Represents amounts pertaining to investments relating to universal life-type products.

  The amount of interest accrued on the unamortized balance of value of insurance purchased was approximately $938, $1,100, and $1,300 for the years ended December 31, 1997, 1996 and 1995, respectively. The average interest accrual rates used were 6.29%, 6.44% and 6.59%, respectively. The estimated amount of the unamortized value of business purchased balance at December 31, 1997 to be amortized during each of the next five years is: 1998, $1,640; 1999, $1,443; 2000, $1,270; 2001, $1,118; 2002, $984.

  In the event of lapses or early withdrawals in excess of those assumed, deferred acquisition costs and the value of insurance purchased may not be recoverable.

NOTE 5--PROPERTY AND EQUIPMENT

  A summary of property and equipment used in the business is as follows:

                                           AT DECEMBER 31,     AT DECEMBER 31,
                                                1997                1996
                                         ------------------- -------------------
                                                ACCUMULATED         ACCUMULATED
                                          COST  DEPRECIATION  COST  DEPRECIATION
                                         ------ ------------ ------ ------------
Data processing equipment............... $  216    $  161    $  192    $  147
Transportation equipment................    132        55       132        37
Furniture and office equipment .........    922       913       919       903
                                         ------    ------    ------    ------
  Total................................. $1,270    $1,129    $1,243    $1,087
                                         ======    ======    ======    ======

  Depreciation expense on property and equipment used in the business was $42, $44 and $52 in each of the years 1997, 1996, and 1995, respectively.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                         (DOLLAR AMOUNTS IN THOUSANDS)

NOTE 6--FUTURE POLICY BENEFIT RESERVES

  A summary of the assumptions used in determining the liability for future policy benefits at December 31, 1997 is as follows:

                           INDIVIDUAL LIFE INSURANCE

Interest Assumptions:

                                             PERCENT OF
      YEARS OF ISSUE      INTEREST RATES     LIABILITY
      --------------   --------------------- ----------
      1962-1997         3% level to 6% level     10%
      1986-1992        7.00% graded to 6.00%     21%
      1962-1985        8.50% graded to 6.00%      5%
      1981-1985        8.50% graded to 7.00%      4%
      1984-1997           Interest sensitive     60%
                                                ----
                                                100%
                                                ====

Mortality assumptions:
  The mortality tables used are various statutory mortality tables and modifications of:

                          1965-70 Select and Ultimate Table
                          1975-80 Select and Ultimate Table

Withdrawal assumptions:
  Withdrawal assumptions are based on United Investors' experience.

NOTE 7--INCOME TAXES

  United Investors is included in the life-nonlife consolidated federal income tax return filed by Torchmark. Under the tax allocation agreement with Torchmark, a company with taxable income pays tax equal to the amount it would pay if it filed a separate tax return. A company with a loss is paid a tax benefit currently to the extent that affiliated companies with taxable income utilize that loss.

  Total income taxes were allocated as follows:

                                                     YEAR ENDED DECEMBER 31,
                                                     -------------------------
                                                      1997     1996     1995
                                                     -------  -------  -------
   Net operating income before income taxes......... $18,843  $19,078  $18,037
   Shareholder's equity:
    Unrealized gains (losses).......................   5,512   (4,217)  13,283
    Tax basis compensation expense in excess of
     amounts recognized for financial reporting
     purposes from the exercise of stock options....    (519)       0      (35)
    Other...........................................       1     (152)       1
                                                     -------  -------  -------
                                                     $23,837  $14,709  $31,286
                                                     =======  =======  =======

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                         (DOLLAR AMOUNTS IN THOUSANDS)
NOTE 7--INCOME TAXES (CONTINUED)

  Income tax expense before the adjustments to shareholder's equity is summarized below:

                                                        YEAR ENDED DECEMBER 31,
                                                        -----------------------
                                                         1997    1996    1995
                                                        ------- ------- -------
Current income tax expense............................. $12,790 $18,305 $16,648
Deferred income tax expense............................   6,053     773   1,389
                                                        ------- ------- -------
                                                        $18,843 $19,078 $18,037
                                                        ======= ======= =======


  In 1997, 1996, and 1995, deferred income tax expense was incurred because of the difference between net operating income before income taxes as reported on the statements of operations and taxable income as reported on United Investor's income tax returns. As explained in Note 1, this difference caused the financial statement book values of some assets and liabilities to be different from their respective tax bases.

  The effective income tax rate differed from the expected 35% rate in 1997, 1996 and 1995 as shown below:

                                              YEAR ENDED DECEMBER 31,
                                        ----------------------------------------
                                         1997     %    1996     %    1995     %
                                        -------  ---  -------  ---  -------  ---
Expected income taxes.................. $18,757   35% $19,020   35% $17,936   35%
Increase (reduction) in income taxes
 resulting from:
 Tax-exempt investment income..........     (18)   0      (38)   0     (102)   0
 Purchase accounting differences.......      99    0       99    0       99    0
 Other.................................       5    0       (3)   0      104    0
                                        -------  ---  -------  ---  -------  ---
Income taxes........................... $18,843   35% $19,078   35% $18,037   35%
                                        =======  ===  =======  ===  =======  ===

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                         (DOLLAR AMOUNTS IN THOUSANDS)
NOTE 7--INCOME TAXES (CONTINUED)

  The tax effects of temporary differences that gave rise to significant portions of the deferred tax assets and deferred tax liabilities are presented below:

                                                        YEAR ENDED DECEMBER 31,
                                                        -----------------------
                                                           1997        1996
                                                        ----------- -----------
   Deferred tax assets:
    Future policy benefits and unearned and advance
     premiums.......................................... $     4,777 $     5,936
    Present value of future policy surrender charges...      13,925       9,636
    Other liabilities, principally due to the current
     nondeductibilty for tax purposes of certain
     accrued expenses..................................         203         147
                                                        ----------- -----------
    Total gross deferred tax assets....................      18,905      15,719
                                                        ----------- -----------
    Net deferred tax assets............................      18,905      15,719
                                                        ----------- -----------
   Deferred tax liabilities:
    Deferred acquisition costs.........................      62,863      53,625
    Unrealized investment gains........................       7,914       2,402
    Other..............................................         767         766
                                                        ----------- -----------
    Total gross deferred tax liabilities...............      71,544      56,793
                                                        ----------- -----------
    Net deferred tax liability.........................      52,639      41,074
                                                        =========== ===========

  In United Investor's opinion, all deferred tax assets will be recoverable.

  United Investors has not recognized a deferred tax liability of approximately $2,200 that arose prior to 1984 on temporary differences related to its policyholders' surplus account. A current tax expense will be recognized in the future if and when this tax becomes payable.

NOTE 8--POSTRETIREMENT BENEFITS

  Pension Plans: The full-time exempt employees of United Investors are covered under a defined benefit pension plan and a defined contribution savings plan. These plans cover primarily employees of other Torchmark and United Management affiliates. The total costs of these retirement plans charged to operations were as follows:

                                                              DEFINED    DEFINED
    YEAR ENDED                                              CONTRIBUTION BENEFIT
   DECEMBER 31,                                                PLANS      PLAN
   ------------                                             ------------ -------
    1997..................................................      $44       $118
    1996..................................................       41        115
    1995..................................................       39         75

  Net periodic pension cost for the defined benefit plan which covers United Investors' full-time exempt employees has been calculated on the projected unit credit actuarial cost method in accordance with SFAS 87,which was adopted effective January 1, 1986. Contributions are made to the plan equal to pension expense subject to minimums required by regulation and maximums allowed for

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                         (DOLLAR AMOUNTS IN THOUSANDS)
NOTE 8--POSTRETIREMENT BENEFITS (CONTINUED)

tax purposes. United Investors records the difference between the SFAS 87 expense and the actual cash contribution to the plan to a liability account. The liability recorded was $55 at December 31, 1997, and $55 at December 31, 1996. United Investors is one of several sponsors of the defined benefit plan. The total unfunded plan liability recorded at December 31, 1997 was $459. The plan is organized as a trust fund whose assets consist primarily of investments in long-term fixed maturities and equity securities. Such assets are valued at market.

  United Investors accrues expense for the defined contribution plans based on a percentage of the employees' contributions. The plans are funded by the employee contributions and a company contribution.

  Postretirement Benefit Plans Other Than Pensions: United Investors provides certain health care benefits ("postretirement benefits") for its retired employees. Substantially all employees may become eligible for these benefits if they reach retirement age while working for the Company. Coverage under this plan of health benefits ceases when the covered retiree and/or covered spouse are eligible for Medicare benefits.

  Postretirement benefit cost for the years ending December 31, 1997, 1996 and 1995 was $1, $5 and $3, respectively; this expense includes the expected cost of post- retirement benefits for newly eligible or vested employees, the interest cost, and gains and losses arising from differences between actuarial assumptions and actual experience.

  The unfunded postretirement benefit obligation for retirees and other fully eligible or vested plan participants was $109 and $122 as of December 31, 1997 and 1996, respectively. The discount rate used in determining the accumulated postretirement benefit obligation was 7.50% and the health care cost trend rate was 9%, graded to 4.5% over 10 years.

NOTE 9--RELATED PARTY TRANSACTIONS

  The primary distributor of United Investors' Insurance products is Waddell & Reed, Inc. ("W&R"), a United Management affiliate. W&R receives a commission for marketing these products which was approximately $29,600, $30,200, and $25,700 for the years ended December 31, 1997, 1996, and 1995, respectively.

  United Investors was charged for space, equipment, and services provided by an affiliate amounting to $1,852 in 1997, $1,797 in 1996 and $1,706 in 1995.

  Torchmark performed certain administrative services for United Investors for which it charged $468 in 1997, $384 in 1996 and $156 in 1995.

  In November 1994, United Investors loaned Torchmark $35,000 at an interest rate of 8.11%. Interest income related to the Torchmark loans totaling $2,838 and $2,838 at December 31, 1997 and 1996, respectively, is included in the accompanying financial statements. In January 1996, United Investors loaned Liberty National $3,500 at an interest rate of 5.75%. This loan was paid in full in February 1996. Interest income related to this loan totaling $9 at December 31, 1996 is included in the accompanying financial statements. In 1997, United Investors loaned Torchmark, Liberty National and United American $8,060, $10,520 and $5,500 respectively at an interest rate of 5.5% all of which were repaid prior to December 31, 1997. Interest income related to these loans totaling $1, $2, and $22 respectively are included in the accompanying financial statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                         (DOLLAR AMOUNTS IN THOUSANDS)

NOTE 9--RELATED PARTY TRANSACTIONS (CONTINUED)

  Effective January 1, 1997 United Investors assumed a block of annuity products totaling $200,321 from United American Insurance Company (United American), an affiliated company, on a 100% funds withheld coinsurance basis. In connection with this transaction United Investors paid a ceding fee to United American totaling $21,305, $10,000 of which was paid in cash, and recorded a due from affiliates totaling $189,016. As of December 31, 1997, the funds withheld balance totaled $190,235 and is included in due from affiliates. Interest income on funds withheld at December 31, 1997 totaled $11,876 and is included in other income. The reserve for annuity balances assumed in connection with this transaction totaled $210,276 as of December 31, 1997.

  United Investors serves as sponsor to four separate accounts and depositor to two separate accounts of the underlying investment fund in connection with its variable product business. At December 31, 1997 and 1996 United Investors had investments of $16,542 and $14,000, in the separate accounts which were included in other long-term invested assets and carried at market.

  Other long-term invested assets also includes investments, carried at market, in the United Group of Mutual Funds and certain other funds for which W&R is the sole advisor. These investments approximated $5,946 and $5,159 at December 31, 1997 and 1996. Investment income derived from these investments is included in net investment income.

NOTE 10--COMMITMENTS AND CONTINGENCIES

  Reinsurance: United Investors reinsures that portion of insurance risk which is in excess of its retention limit. The maximum net retention limit for ordinary life insurance is $500 per life. Life insurance ceded represented 2% of total life insurance in force at December 31, 1997 and 4% of premium income for 1997. United Investors would be liable for the reinsured risks ceded to other companies to the extent that such reinsuring companies are unable to meet their obligation. Except as disclosed in Note 9, United Investors does not assume insurance risks of other companies.

  Restrictions on the transfer of funds: Regulatory restrictions exist on the transfer of funds from insurance companies. These restrictions generally limit the payment of dividends to the statutory net gain from operations of the prior year in the absence of special approval. Additionally, insurance companies are not permitted to distribute the excess of shareholder's equity as determined on a GAAP basis over that determined on a statutory basis. Restricted net assets at December 31, 1997 in compliance with all regulations were $177,894.

  Litigation: United Investors is engaged in routine litigation arising from the normal course of business. In management's opinion, this litigation will not materially affect United Investors' financial position or results of operations.

  Concentrations of credit risk: United Investors maintains a highly diversified investment portfolio with limited concentration in any given region, industry, or economic characteristic. The investment portfolio consists of securities of the U.S. government or U.S. government-backed securities (26%); securities of state and municipal governments (4%) investment-grade corporate bonds (53%), non government guaranteed mortgaged backed securities (3%), United Funds (3%); and policy loans (3%) which are secured by the underlying insurance policy value. The balance of the portfolio is invested in short-term investments (2%), and non investment grade securities (6%).

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                         (DOLLAR AMOUNTS IN THOUSANDS)

NOTE 10--COMMITMENTS AND CONTINGENCIES (CONTINUED)

Investments in municipal governments and corporations are made throughout the U.S. with no concentration in any given state. Corporate debt investments are made in a wide range of industries. At December 31, 1997, 1% or more of the portfolio was invested in the following industries: financial services (21%); public utilities (6%); chemicals and allied products (5%); transportation (5%); manufacturing (4%); consumer goods (4%); media and communications (3%); services (3%); machinery and equipment (2%); petroleum (2%); paper and allied products (1%); and assets-backed securities (1%). At the end of 1997, 6% of the carrying value of securities was rated below investment grade. Par value of these investments was $42,275, amortized cost was $43,075, and market value was $44,076. While these investments could be subject to additional credit risk, such risk should generally be reflected in market value.

  Collateral requirements: United Investors requires collateral for investments in instruments where collateral is available and typically required because of the nature of the investment. Since the majority of United Investor's investments are in government, government-secured, or corporate securities, the requirement for collateral is rare.

NOTE 11--SUPPLEMENTAL DISCLOSURES FOR CASH FLOW STATEMENT

  The following table summarizes United Investors' noncash transactions, which are not reflected on the statement of cash flow as required by GAAP:

                                                         YEAR ENDED DECEMBER 31,
                                                         -----------------------
                                                          1997    1996    1995
                                                         ------- ------- -------
       Due from affiliates.............................. 189,016       0       0
       Value of business acquired.......................  11,305       0       0
       Future policy benefits........................... 200,321       0       0


  The following table summarizes certain amounts paid during the period:

                                                         YEAR ENDED DECEMBER 31,
                                                         -----------------------
                                                          1997    1996    1995
                                                         ------- ------- -------
       Taxes paid.......................................  $8,631 $22,111 $15,393

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors of
United Investors Life Insurance Company
And the Contract Owners of the
United Investors Life Variable Account
Birmingham, Alabama

We have audited the accompanying balance sheet of United Investors Life Variable Account as of December 31, 1997 and the related statements of operations and changes in net assets for each of the years in the three year period ended December 31, 1997. These financial statements are the responsibility of the United Investors Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of United Investors Life Variable Account at December 31, 1997 and the results of its operations and changes in its net assets for each of the years in the three year period ended December 31, 1997 in conformity with generally accepted accounting principles.

                                          KPMG PEAT MARWICK LLP

Birmingham, Alabama
April 9, 1998

                     UNITED INVESTORS LIFE VARIABLE ACCOUNT
                                 BALANCE SHEET
                            AS OF DECEMBER 31, 1997

                                                                                                               LIMITED
                   MONEY                  HIGH                                                                  TERM      ASSET
                   MARKET      BOND      INCOME     GROWTH      INCOME    INTERNATIONAL SMALL CAP   BALANCED    BOND    STRATEGY
                 ---------- ---------- ---------- ----------- ----------- ------------- ---------- ---------- --------- ---------
Assets:
Investments in
Mutual Funds
(Note B)........ $1,179,053 $3,658,783 $4,748,450 $23,454,135 $17,308,607  $4,398,337   $4,852,721 $1,935,111 $ 698,570 $ 542,967
                 ---------- ---------- ---------- ----------- -----------  ----------   ---------- ---------- --------- ---------
Total assets....  1,179,053  3,658,783  4,748,450  23,454,135  17,308,607   4,398,337    4,852,721  1,935,111   698,570   542,967
                 ---------- ---------- ---------- ----------- -----------  ----------   ---------- ---------- --------- ---------
Liabilities:
Mortality and
expense risk
charge payable
to Sponsor
(Note D)........        197        663        864       4,108       3,040         788          852        343       126        97
                 ---------- ---------- ---------- ----------- -----------  ----------   ---------- ---------- --------- ---------
Total
 liabilities....        197        663        864       4,108       3,040         788          852        343       126        97
                 ---------- ---------- ---------- ----------- -----------  ----------   ---------- ---------- --------- ---------
Net assets
 (Note C)....... $1,178,856 $3,658,120 $4,747,586 $23,450,027 $17,305,567  $4,397,549   $4,851,869 $1,934,768 $ 698,444 $ 542,870
                 ========== ========== ========== =========== ===========  ==========   ========== ========== ========= =========
Equity:
Equity of
 Sponsor........ $        0 $  578,729 $1,296,077 $ 2,259,525 $ 2,717,121  $   91,897   $  145,238 $  103,682 $ 621,618 $       0
Equity of
 contract
 owners.........  1,178,856  3,079,391  3,451,509  21,190,502  14,588,446   4,305,652    4,706,631  1,831,086    76,826   542,870
                 ---------- ---------- ---------- ----------- -----------  ----------   ---------- ---------- --------- ---------
Total equity.... $1,178,856 $3,658,120 $4,747,586 $23,450,027 $17,305,567  $4,397,549   $4,851,869 $1,934,768 $ 698,444 $ 542,870
                 ========== ========== ========== =========== ===========  ==========   ========== ========== ========= =========
Accumulation
 units
 outstanding....    717,690  1,620,079  1,831,522   5,189,157   6,369,083   3,110,446    2,171,399  1,212,945   561,795   449,482
                 ========== ========== ========== =========== ===========  ==========   ========== ========== ========= =========
Net asset value
 per unit....... $ 1.642570 $ 2.257989 $ 2.592154 $  4.519044 $  2.717121  $ 1.413800   $ 2.234444 $ 1.595099 $1.243237 $1.207770
                 ========== ========== ========== =========== ===========  ==========   ========== ========== ========= =========
                 SCIENCE AND
                 TECHNOLOGY     TOTAL
                 ----------- -----------
Assets:
Investments in
Mutual Funds
(Note B)........  $ 707,495  $63,484,229
                 ----------- -----------
Total assets....    707,495   63,484,229
                 ----------- -----------
Liabilities:
Mortality and
expense risk
charge payable
to Sponsor
(Note D)........        122       11,200
                 ----------- -----------
Total
 liabilities....        122       11,200
                 ----------- -----------
Net assets
 (Note C).......  $ 707,373  $63,473,029
                 =========== ===========
Equity:
Equity of
 Sponsor........  $ 578,637  $ 8,392,524
Equity of
 contract
 owners.........    128,736   55,080,505
                 ----------- -----------
Total equity....  $ 707,373  $63,473,029
                 =========== ===========
Accumulation
 units
 outstanding....    611,241   23,844,839
                 =========== ===========
Net asset value
 per unit.......  $1.157274
                 ===========

                       See Notes to Financial Statements.

                    UNITED INVESTORS LIFE VARIABLE ACCOUNT
               STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                                                                         LIMITED
                       MONEY                    HIGH                                                                       TERM
                       MARKET       BOND       INCOME      GROWTH       INCOME     INTERNATIONAL SMALL CAP    BALANCED     BOND
                     ----------  ----------  ----------  -----------  -----------  ------------- ----------  ----------  --------
Dividend income
 (Note B, D).        $   65,646  $  219,536  $  439,614  $ 1,952,411  $ 1,121,249   $  389,188   $1,023,553    $151,208  $ 41,702
Expenses paid to
 Sponsor (Note D):
 Mortality and ex-
  pense risk
  charge...........       7,862      21,800      27,223      133,690       94,055       23,451       24,261      10,070     4,023
 Contract maintenance charges:
  Sales expense....       5,217      13,724      15,099       78,456       68,489       21,057       22,126       8,883       346
  Underwriting and
   issue expense...         714       1,911       2,087       10,312        8,463        2,575        2,748       1,060        41
  Premium taxes....       1,788       4,778       5,218       25,780       21,157        6,439        6,869       2,647       102
  Cost of insur-
   ance............      10,189      29,251      23,853      120,492      101,444       29,451       33,011      14,030       469
  Administrative
   expense.........       1,301       3,868       5,256       28,471       20,875        5,352        6,543       2,467        77
                     ----------  ----------  ----------  -----------  -----------   ----------   ----------  ----------  --------
   Total...........      27,071      75,332      78,736      397,201      314,483       88,325       95,558      39,157     5,058
Net investment in-
 come..............      38,575     144,204     360,878    1,555,210      806,766      300,863      927,995     112,051    36,644
Realized investment
 gains
 distributed to ac-
 counts............           0      20,434      36,774      336,615      317,410       48,195       56,090      12,067       580
Unrealized invest-
 ment gains........           0      83,897     122,364    1,918,342    2,038,193      143,422       48,676     117,939     2,333
                     ----------  ----------  ----------  -----------  -----------   ----------   ----------  ----------  --------
Net gain on invest-
 ments.............           0     104,331     159,138    2,254,957    2,355,603      191,617      104,766     130,006     2,913
                     ----------  ----------  ----------  -----------  -----------   ----------   ----------  ----------  --------
Net increase in net
 assets from opera-
 tions.............      38,575     248,535     520,016    3,810,167    3,162,369      492,480    1,032,761     242,057    39,557
Premium deposits &
 net
 transfers*........    (401,330)     66,799     125,520    1,044,490    1,738,685      872,193      663,286     314,837     5,231
Investment by
 sponsor
 (Note E)..........           0    (500,000)          0            0            0            0            0           0         0
Transfer to sponsor
 for benefits and
 terminations......    (143,495)   (174,862)   (225,612)  (1,196,531)    (387,660)    (141,228)    (110,491)    (18,660)  (4,242)
                     ----------  ----------  ----------  -----------  -----------   ----------   ----------  ----------  --------
Total increase (de-
 crease)...            (506,250)   (359,528)    419,924    3,658,126    4,513,394    1,223,445    1,585,556     538,234    40,546
Net assets at
 beginning of
 period............   1,685,106   4,017,648   4,327,662   19,791,901   12,792,173    3,174,104    3,266,313   1,396,534   657,898
                     ----------  ----------  ----------  -----------  -----------   ----------   ----------  ----------  --------
Net assets at end
 of period
 (Note C)..........  $1,178,856  $3,658,120  $4,747,586  $23,450,027  $17,305,567   $4,397,549   $4,851,869  $1,934,768  $698,444
                     ==========  ==========  ==========  ===========  ===========   ==========   ==========  ==========  ========
                      ASSET   SCIENCE AND
                     STRATEGY TECHNOLOGY     TOTAL
                     -------- ----------- ------------
Dividend income
 (Note B, D).        $ 60,922  $  4,763   $ 5,469,792
Expenses paid to
 Sponsor (Note D):
 Mortality and ex-
  pense risk
  charge...........     3,016     2,811       352,262
 Contract maintenance charges:
  Sales expense....     3,622       170       237,189
  Underwriting and
   issue expense...       428        20        30,359
  Premium taxes....     1,071        50        75,899
  Cost of insur-
   ance............     7,246       151       369,587
  Administrative
   expense.........       413        27        74,650
                     -------- ----------- ------------
   Total...........    15,796     3,229     1,139,946
Net investment in-
 come..............    45,126     1,534     4,329,846
Realized investment
 gains
 distributed to ac-
 counts............     1,582     3,802       833,549
Unrealized invest-
 ment gains........     4,673    78,192     4,558,031
                     -------- ----------- ------------
Net gain on invest-
 ments.............     6,255    81,994     5,391,580
                     -------- ----------- ------------
Net increase in net
 assets from opera-
 tions.............    51,381    83,528     9,721,426
Premium deposits &
 net
 transfers*........    15,824   123,845     4,569,380
Investment by
 sponsor
 (Note E)..........         0   500,000             0
Transfer to sponsor
 for benefits and
 terminations......         0         0    (2,402,781)
                     -------- ----------- ------------
Total increase (de-
 crease)...            67,205   707,373    11,888,025
Net assets at
 beginning of
 period............   475,665         0    51,585,004
                     -------- ----------- ------------
Net assets at end
 of period
 (Note C)..........  $542,870  $707,373   $63,473,029
                     ======== =========== ============

*Includes transfer activity from (to) other portfolios.

                      See Notes to Financial Statements.

                    UNITED INVESTORS LIFE VARIABLE ACCOUNT
               STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                                                                        LIMITED
                      MONEY                    HIGH                                                                       TERM
                      MARKET       BOND       INCOME      GROWTH       INCOME     INTERNATIONAL SMALL CAP    BALANCED     BOND
                    ----------  ----------  ----------  -----------  -----------  ------------- ----------  ----------  --------
Dividend income
(Note B, D).......  $   67,625  $  247,098  $  365,207  $ 2,260,473  $   310,270   $   40,388   $  128,874  $   77,301  $ 34,473
Expenses paid to
Sponsor (Note D):
 Mortality and
 expense risk
 charge...........       8,421      23,470      23,955      107,839       65,099       15,967       16,559       6,612     3,816
 Contract
 maintenance
 charges:
 Sales expense....       3,990      14,800      14,613       70,974       49,893       14,277       13,709       5,350       321
 Underwriting and
 issue expense....         565       2,060       2,011        9,416        6,226        1,730        1,669         636        38
 Premium taxes....       1,412       5,149       5,028       23,540       15,563        4,324        4,173       1,591        95
 Cost of
 insurance........       8,112      31,858      24,490      111,721       80,172       21,218       20,414       9,254       386
 Administrative
 expense..........       1,155       4,040       5,117       24,962       14,975        3,518        3,620       1,370        48
                    ----------  ----------  ----------  -----------  -----------   ----------   ----------  ----------  --------
  Total...........      23,655      81,377      75,214      348,452      231,928       61,034       60,144      24,813     4,704
Net investment in-
 come (loss)......      43,970     165,721     289,993    1,912,021       78,342      (20,646)      68,730      52,488    29,769
Realized
investment gains
distributed to
accounts..........           0      10,428      12,266      154,511      149,372       18,162       43,253       5,640       238
Unrealized
investment gains
(losses)..........           0    (127,873)     94,807     (280,931)   1,493,351      319,036      (14,604)     38,817   (10,782)
                    ----------  ----------  ----------  -----------  -----------   ----------   ----------  ----------  --------
Net gain (loss) on
investments.......           0    (117,445)    107,073     (126,420)   1,642,723      337,198       28,649      44,457   (10,544)
                    ----------  ----------  ----------  -----------  -----------   ----------   ----------  ----------  --------
Net increase in
net assets from
operations........      43,970      48,276     397,066    1,785,601    1,721,065      316,552       97,379      96,945    19,225
Premium deposits
and net
transfers*........     345,070      83,031     237,801    1,807,736    2,428,537      974,379    1,328,646     450,153    47,604
Transfer to
Sponsor for
benefits and
terminations......     (33,896)   (100,872)   (260,183)    (380,062)    (190,414)     (40,875)     (23,937)     (9,567)        0
                    ----------  ----------  ----------  -----------  -----------   ----------   ----------  ----------  --------
Total increase ...     355,144      30,435     374,684    3,213,275    3,959,188    1,250,056    1,402,088     537,531    66,829
Net assets at
beginning of
period............   1,329,962   3,987,213   3,952,978   16,578,626    8,832,985    1,924,048    1,864,225     859,003   591,069
                    ----------  ----------  ----------  -----------  -----------   ----------   ----------  ----------  --------
Net assets at end
of period
(Note C)..........  $1,685,106  $4,017,648  $4,327,662  $19,791,901  $12,792,173   $3,174,104   $3,266,313  $1,396,534  $657,898
                    ==========  ==========  ==========  ===========  ===========   ==========   ==========  ==========  ========
                     ASSET
                    STRATEGY    TOTAL
                    -------- ------------
Dividend income
(Note B, D).......  $ 16,233 $ 3,547,942
Expenses paid to
Sponsor (Note D):
 Mortality and
 expense risk
 charge...........     2,278     274,016
 Contract
 maintenance
 charges:
 Sales expense....       513     188,440
 Underwriting and
 issue expense....        60      24,411
 Premium taxes....       151      61,026
 Cost of
 insurance........       957     308,582
 Administrative
 expense..........       145      58,950
                    -------- ------------
  Total...........     4,104     915,425
Net investment in-
 come (loss)......    12,129   2,632,517
Realized
investment gains
distributed to
accounts..........        50     393,920
Unrealized
investment gains
(losses)..........     7,307   1,519,128
                    -------- ------------
Net gain (loss) on
investments.......     7,357   1,913,048
                    -------- ------------
Net increase in
net assets from
operations........    19,486   4,545,565
Premium deposits
and net
transfers*........   393,715   8,096,672
Transfer to
Sponsor for
benefits and
terminations......         0  (1,039,806)
                    -------- ------------
Total increase ...   413,201  11,602,431
Net assets at
beginning of
period............    62,464  39,982,573
                    -------- ------------
Net assets at end
of period
(Note C)..........  $475,665 $51,585,004
                    ======== ============

*Includes transfer activity from (to) other portfolios.
                      See Notes to Financial Statements.

                    UNITED INVESTORS LIFE VARIABLE ACCOUNT
               STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1995

                              MONEY                    HIGH
                              MARKET       BOND       INCOME       GROWTH       INCOME     INTERNATIONAL SMALL CAP   BALANCED
                            ----------  ----------  ----------  ------------  -----------  ------------- ----------  --------
Dividend income
 (Note B, D)....            $   56,929  $  248,458  $  338,410  $  2,732,341  $   227,863   $   27,746   $   55,374  $ 32,244
Expenses paid to
Sponsor
(Note D):
 Mortality and
 expense risk
 charge.........                 6,342      21,939      22,070        82,847       44,350        9,837        8,160     4,092
 Contract maintenance charges:
 Sales expense..                 3,370      13,553      13,197        51,332       31,549        6,812        5,394     3,419
 Underwriting
 and issue
 expense........                   507       1,882       1,810         7,018        3,947          840          669       409
 Premium taxes..                 1,265       4,705       4,523        17,544        9,869        2,098        1,673     1,024
 Cost of insur-
 ance...........                 7,215      31,044      25,032        84,952       53,749       10,465        9,020     6,425
 Administrative
 expense........                 1,211       3,730       4,468        19,913        9,807        1,750        1,234       658
                            ----------  ----------  ----------  ------------  -----------   ----------   ----------  --------
  Total.........                19,910      76,853      71,100       263,606      153,271       31,802       26,150    16,027
Net investment
 income (loss)..                37,019     171,605     267,310     2,468,735       74,592       (4,056)      29,224    16,217
Realized investment gains
distributed to
accounts........                     0       9,293       7,245       112,968       62,220        3,463       14,474     2,146
Unrealized
investment gains
(losses)........                     0     421,180     263,621     1,651,730    1,631,957       77,537      295,990   112,105
                            ----------  ----------  ----------  ------------  -----------   ----------   ----------  --------
Net gain (loss)
on investments..                     0     430,473     270,866     1,764,698    1,694,177       81,000      310,464   114,251
                            ----------  ----------  ----------  ------------  -----------   ----------   ----------  --------
Net increase
(decrease) in
net assets from
operations......                37,019     602,078     538,176     4,233,433    1,768,769       76,944      339,688   130,468
Premium deposits
and net
transfers*......              (730,542)    259,777     200,825     1,472,895    1,704,095      908,880      962,209   269,063
Transfer to
Sponsor for
benefits and
terminations....               (13,225)    (53,086)    (82,898)     (159,853)     (46,361)      (2,793)      (1,955)   (1,442)
                            ----------  ----------  ----------  ------------  -----------   ----------   ----------  --------
Total increase
(decrease)......              (706,748)    808,769     656,103     5,546,475    3,426,503      983,031    1,299,942   398,089
Net assets at
beginning of
period..........             2,036,710   3,178,444   3,296,875    11,032,151    5,406,482      941,017      564,283   460,914
                            ----------  ----------  ----------  ------------  -----------   ----------   ----------  --------
Net assets at
end of period
(Note C)........            $1,329,962  $3,987,213  $3,952,978  $ 16,578,626  $ 8,832,985   $1,924,048   $1,864,225  $859,003
                            ==========  ==========  ==========  ============  ===========   ==========   ==========  ========
                            LIMITED
                              TERM     ASSET
                              BOND    STRATEGY     TOTAL
                            --------- --------- ------------
Dividend income
 (Note B, D)....            $ 32,472  $   948   $ 3,752,785
Expenses paid to
Sponsor
(Note D):
 Mortality and
 expense risk
 charge.........               3,367       93       203,097
 Contract maintenance charges:
 Sales expense..                 182       85       128,893
 Underwriting
 and issue
 expense........                  21       10        17,113
 Premium taxes..                  53       25        42,779
 Cost of insur-
 ance...........                 319      103       228,324
 Administrative
 expense........                  48       31        42,850
                            --------- --------- ------------
  Total.........               3,990      347       663,056
Net investment
 income (loss)..              28,482      601     3,089,729
Realized investment gains
distributed to
accounts........                 348       60       212,217
Unrealized
investment gains
(losses)........              41,691   (1,267)    4,494,544
                            --------- --------- ------------
Net gain (loss)
on investments..              42,039   (1,207)    4,706,761
                            --------- --------- ------------
Net increase
(decrease) in
net assets from
operations......              70,521     (606)    7,796,490
Premium deposits
and net
transfers*......               5,039   63,070     5,115,311
Transfer to
Sponsor for
benefits and
terminations....              (3,137)       0      (364,750)
                            --------- --------- ------------
Total increase
(decrease)......              72,423   62,464    12,547,051
Net assets at
beginning of
period..........             518,646        0    27,435,522
                            --------- --------- ------------
Net assets at
end of period
(Note C)........            $591,069  $62,464   $39,982,573
                            ========= ========= ============

*Includes transfer activity from (to) other portfolios.

                      See Notes to Financial Statements.

                    UNITED INVESTORS LIFE VARIABLE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Organization--The United Investors Life Variable Account ("the Life Variable Account") was established on January 5, 1987 as a segregated account of United Investors Life Insurance Company ("the Sponsor") and has been registered as a unit investment trust under the Investment Company Act of 1940. The Life Variable Account invests in shares of TMK/United Funds, Inc. ("the Fund"), a mutual fund with eleven separate investment portfolios including a money market portfolio, a bond portfolio, a high income portfolio, a growth portfolio, an income portfolio, an international portfolio, a small cap portfolio, a balanced portfolio, a limited term bond portfolio, an asset strategy portfolio and a science and technology portfolio (established during 1997). The assets of each portfolio of the Fund are held separate from the assets of the other portfolios. Thus, each portfolio operates as a separate investment portfolio, and the investment performance of one portfolio has no effect on any other portfolio.

  Basis of Presentation--The financial statements of the Life Variable Account have been prepared on an accrual basis in accordance with generally accepted accounting principles.

  Federal Taxes--Currently no charge is made to the Life Variable Account for federal income taxes because no federal income tax is imposed on the Sponsor for the Life Variable Account investment income under current tax law.

NOTE B--INVESTMENTS

  Stocks and convertible bonds of the Fund are valued at the latest sale price on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a matrix pricing system provided by a major dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over the counter are priced using NASDAQ (National Association of Securities Dealers Automated Quotations) which provides information on bid and asked prices quoted by major dealers in such stocks. Short term debt securities are valued at amortized cost which approximates market.

  Security transactions are accounted for by the Fund on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

  Investments in shares of the separate investment portfolios are stated at market value which is the net asset value per share as determined by the respective portfolios (see Note C--Net Assets). Dividends received by the portfolios are reinvested daily in additional shares of the portfolios and are recorded as dividend income on the record date.

                     UNITED INVESTORS LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

  The following is a summary of reinvested dividends by portfolio:

                                                             1997
                                                             ----
             INVESTMENT PORTFOLIO              SHARES REINVESTED DIVIDEND INCOME
             --------------------              ----------------- ---------------
Money Market..................................       65,646        $   65,646
Bond..........................................       40,893           219,536
High Income...................................       92,742           439,614
Growth........................................      257,986         1,952,411
Income........................................       93,738         1,121,249
International.................................       60,961           389,188
Small Cap.....................................      122,852         1,023,553
Balanced......................................       22,340           151,208
Limited Term Bond.............................        8,038            41,702
Asset Strategy................................       11,723            60,922
Science and Technology........................          825             4,763

                                                             1996
                                                             ----
             INVESTMENT PORTFOLIO              SHARES REINVESTED DIVIDEND INCOME
             --------------------              ----------------- ---------------
Money Market..................................       67,625        $   67,625
Bond..........................................       47,515           247,098
High Income...................................       79,827           365,207
Growth........................................      332,584         2,260,473
Income........................................       30,607           310,270
International.................................        6,733            40,388
Small Cap.....................................       16,074           128,874
Balanced......................................       12,474            77,301
Limited Term Bond.............................        6,676            34,473
Asset Strategy................................        3,162            16,233
                                                             1995
                                                             ----
             INVESTMENT PORTFOLIO              SHARES REINVESTED DIVIDEND INCOME
             --------------------              ----------------- ---------------
Money Market..................................       56,929        $   56,929
Bond..........................................       46,377           248,458
High Income...................................       76,167           338,410
Growth........................................      400,278         2,732,341
Income........................................       26,265           227,863
International.................................        5,256            27,746
Small Cap.....................................        7,198            55,374
Balanced......................................        5,465            32,244
Limited Term Bond.............................        6,185            32,472
Asset Strategy................................          189               948

                    UNITED INVESTORS LIFE VARIABLE ACCOUNT
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

NOTE C--NET ASSETS

  The following table illustrates by component parts the net asset value for each portfolio.

                                                                                                                       LIMITED
                     MONEY                    HIGH                                                                       TERM
1997                 MARKET       BOND       INCOME      GROWTH       INCOME     INTERNATIONAL SMALL CAP    BALANCED     BOND
----               ----------  ----------  ----------  -----------  -----------  ------------- ----------  ----------  --------
Cost to:
 Contract owners.  $1,682,536  $2,746,018  $2,941,127  $11,741,205  $ 9,848,127   $3,656,142   $3,401,680  $1,437,049  $ 77,162
 Sponsor.........           0           0     500,000      500,000    1,000,000       65,000       65,000      65,000   500,000
Adjustment for
market
appreciation and
reinvested
dividends........     770,579   2,096,593   2,893,521   15,984,107    7,972,881    1,044,299    1,704,473     543,203   144,415
Deductions:
 Morality & ex-
 pense risk
 charge..........     (86,818)   (153,065)   (171,133)    (582,764)    (255,901)     (50,876)     (49,952)    (21,546)  (13,208)
 Contract mainte-
 nance charges:
 Sales expense...     (40,103)    (84,241)    (96,724)    (362,376)    (168,604)     (42,210)     (41,253)    (17,668)     (849)
 Underwriting and
 issue expense...      (6,161)    (12,409)    (14,345)     (51,357)     (21,109)      (5,152)      (5,089)     (2,107)     (100)
 Premium taxes...     (15,403)    (31,022)    (35,865)    (128,398)     (52,772)     (12,880)     (12,722)     (5,266)     (250)
 Cost of insur-
 ance............     (85,511)   (188,344)   (184,805)    (613,152)    (268,402)     (61,212)     (62,469)    (29,724)   (1,174)
 Administrative
 expense.........     (15,069)    (26,635)    (36,561)    (141,357)     (51,853)     (10,666)     (11,416)    (4,504)      (173)
 Loan interest...      (8,915)     (2,310)     (2,937)      (9,063)      (2,053)        (195)        (122)        (10)        0
 Benefits & ter-
 minations.......  (1,016,279)   (686,465) (1,044,692)  (2,886,818)    (694,747)    (184,701)    (136,261)    (29,659)   (7,379)
                   ----------  ----------  ----------  -----------  -----------   ----------   ----------  ----------  --------
Net assets.......  $1,178,856  $3,658,120  $4,747,586  $23,450,027  $17,305,567   $4,397,549   $4,851,869  $1,934,768  $698,444
                   ==========  ==========  ==========  ===========  ===========   ==========   ==========  ==========  ========
1996
----
Cost to:
 Contract Owners.  $2,083,866  $2,679,219  $2,815,607  $10,696,715  $ 8,109,443   $2,783,949   $2,738,394  $1,122,212  $ 71,931
 Sponsor.........           0     500,000     500,000      500,000    1,000,000       65,000       65,000      65,000   500,000
Adjustment for
market
appreciation and
reinvested
dividends .......     704,933   1,772,726   2,294,769   11,776,739    4,496,028      463,494      576,154     261,989    99,800
Deductions:
 Mortality and
 expense risk
 charge..........     (78,956)   (131,265)   (143,910)    (449,074)    (161,846)     (27,425)     (25,691)    (11,476)   (9,185)
 Contract
 maintenance
 charges:
 Sales expense...     (34,886)    (70,517)    (81,625)    (283,920)    (100,115)     (21,153)     (19,127)     (8,785)     (503)
 Underwriting and
 issue expense...      (5,447)    (10,498)    (12,258)     (41,045)     (12,646)      (2,577)      (2,341)     (1,047)      (59)
 Premium taxes...     (13,615)    (26,244)    (30,647)    (102,618)     (31,615)      (6,441)      (5,853)     (2,619)     (148)
 Cost of
 insurance.......     (75,322)   (159,093)   (160,952)    (492,660)    (166,958)     (31,761)     (29,458)    (15,694)     (705)
 Administrative
 expense.........     (13,768)    (22,767)    (31,305)    (112,886)     (30,978)      (5,314)      (4,873)     (2,037)      (96)
 Loan interest...      (7,397)     (2,073)     (2,307)      (7,273)      (1,170)         (13)         (16)         (8)        0
 Benefits &
 terminations....    (874,302)   (511,840)   (819,710)  (1,692,077)    (307,970)     (43,655)     (25,876)    (11,001)   (3,137)
                   ----------  ----------  ----------  -----------  -----------   ----------   ----------  ----------  --------
Net assets.......  $1,685,106  $4,017,648  $4,327,662  $19,791,901  $12,792,173   $3,174,104   $3,266,313  $1,396,534  $657,898
                   ==========  ==========  ==========  ===========  ===========   ==========   ==========  ==========  ========
                    ASSET    SCIENCE AND
1997               STRATEGY  TECHNOLOGY
----               --------- -----------
Cost to:
 Contract owners.  $472,609   $123,845
 Sponsor.........         0    500,000
Adjustment for
market
appreciation and
reinvested
dividends........    90,508     86,757
Deductions:
 Morality & ex-
 pense risk
 charge..........    (5,387)    (2,811)
 Contract mainte-
 nance charges:
 Sales expense...    (4,220)      (170)
 Underwriting and
 issue expense...      (498)       (20)
 Premium taxes...    (1,247)       (50)
 Cost of insur-
 ance............    (8,306)      (151)
 Administrative
 expense.........      (589)       (27)
 Loan interest...         0          0
 Benefits & ter-
 minations.......         0          0
                   --------- ----------- ---
Net assets.......  $542,870   $707,373
                   ========= =========== ===
1996
----
Cost to:
 Contract Owners.  $456,785
 Sponsor.........         0
Adjustment for
market
appreciation and
reinvested
dividends .......    23,331
Deductions:
 Mortality and
 expense risk
 charge..........    (2,371)
 Contract
 maintenance
 charges:
 Sales expense...      (598)
 Underwriting and
 issue expense...       (70)
 Premium taxes...      (176)
 Cost of
 insurance.......    (1,060)
 Administrative
 expense.........      (176)
 Loan interest...         0
 Benefits &
 terminations....         0
                   ---------
Net assets.......  $475,665
                   =========

                    UNITED INVESTORS LIFE VARIABLE ACCOUNT
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

NOTE D--CHARGES AND DEDUCTIONS

Fund Management and Fees

  Waddell & Reed Investment Management Company ("the Manager"), is the manager of the Fund and provides investment advisory services to the Fund. Each portfolio will pay the manager a fee for managing its investments consisting of two elements: (i) a specific fee computed on each portfolio's net asset value at the close of business each day at the following annual rates: Money Market Portfolio none Bond Portfolio .03% of net assets; High Income Portfolio
 .15% of net assets; Growth Portfolio .20% of net assets; Income Portfolio .20% of net assets; International Portfolio .30% of net assets; Small Cap Portfolio
 .35% of net assets; Balanced Portfolio .10% of net assets; Limited Term Bond Portfolio .05% of net assets; Asset Strategy Portfolio .30% of net assets; Science and Technology .20% of net assets, and (ii) a pro rata participation based on the relative net asset size of each portfolio in a "Group" fee computed each day on the combined net asset values of all of the portfolios at the following annual rates: Group Net Asset Level from $0 to $750 million-- Annual Group Fee Rate--.51%; from $750 to $1,500 million--.49%; from $1,500 to $2,250 million--.47%; over $2,250 million--.45%. Fees for these services are deducted from dividend income.

  Prior to July 1995, fees for these services were deducted from dividend income at the following annual rates: Money Market Portfolio .51% of net assets; Bond Portfolio .54% of net assets; High Income Portfolio .66% of net assets; Growth Portfolio .71% of net assets; Income Portfolio .71% of net assets; International Portfolio .81% of net assets; Small Cap Portfolio .86% of net assets; Balanced Portfolio .61% of net assets; and Limited Term Bond Portfolio .56% of net assets. These fees are a result of the combination of two elements: (i) a specific fee computed on each portfolio's net asset value at the close of each business day at the following annual rates: Money Market Portfolio None; Bond Portfolio .03% of net assets; High Income Portfolio .15% of net assets; Growth Portfolio .20% of net assets; Income Portfolio .20% of net assets; International Portfolio .30% of net assets; Small Cap Portfolio
 .35% of net assets; Balanced Portfolio .10% of net assets; and Limited Term Bond Portfolio .05% of net assets; and (ii) a base fee computed each day on the combined net asset values of all of the portfolios and allocated among the portfolios based on their relative net asset size at the annual rate of .51%. The amount of these fees have been:

                                                        1997     1996     1995
                                                       ------- -------- --------
   Money Market.......................................   6,838 $  7,393 $  7,332
   Bond...............................................  19,669   20,785   19,427
   High Income........................................  28,908   26,544   24,027
   Growth............................................. 155,740  126,418   96,300
   Income............................................. 108,327   75,558   51,250
   International......................................  31,148   20,151   12,098
   Small Cap..........................................  33,685   23,128   10,260
   Balanced...........................................   9,823    6,658    3,956
   Limited Term Bond..................................   3,732    3,444    3,195
   Asset Strategy.....................................   4,006    2,492      158
   Science and Technology.............................   1,931        0        0

Mortality and Expense Risk Charges

  A daily charge is deducted at an effective annual rate of .60% of the average daily net assets of each investment portfolio to compensate the Sponsor for certain mortality and expense risks assumed. The mortality and expense risk charge covers the possibility that the cost of insurance charges will be insufficient to meet actual claims and that other expense charges may be insufficient to cover actual expenses incurred in connection with policy obligations.

                    UNITED INVESTORS LIFE VARIABLE ACCOUNT
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

Premium Deposit Charges

  The Sponsor does not impose an immediate charge against the initial premium deposit prior to its allocation to the Life Variable Account. For additional premium deposits there are deductions of 6% of the premium deposit for sales expenses and 2.5% for premium taxes.

Contract Maintenance Charges

  On each policy anniversary a deduction is made from the policy account value to compensate the Sponsor for certain costs and expenses:

(a) Expenses relating to sales, underwriting and issue, and premium taxes

  On each of the first ten policy anniversaries, there is an annual deduction of 1.20% of the initial premium deposit which is composed of the following:

  (1) Sales Expenses--An .85% charge for sales expenses compensates the Sponsor for certain sales and other distribution expenses incurred at the time the policies are issued, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising, and other marketing and sales promotional activities.

  (2) Underwriting and Issue Expenses--A .10% charge compensates the Sponsor for initial underwriting costs and for certain expenses incurred in issuing policies, including the cost of processing applications, conducting medical examinations, determining insurability, and establishing records.

  (3) State and Local Premium Taxes--A .25% charge compensates the Sponsor for the average premium tax expense incurred when issuing policies.

(b) Cost of Insurance

  A mortality charge will be deducted on each policy anniversary to compensate the Sponsor for the cost of insurance for the preceding policy year. The mortality charge is based on a policy's net amount at risk and on the attained age, sex and risk class of the insured, and is determined by the Sponsor based upon its expectation as to future mortality experience.

(c) Administrative Expenses

  The Sponsor deducts a charge of $50 on each policy anniversary to compensate it for administrative expenses. This charge is "cost based" and the Sponsor does not expect a profit from the charge.

Surrender Charges

  For policy surrenders occurring during the first eight policy years, a surrender charge is made against the initial premium deposit based on a graded table.

                                                                                    9 OR
POLICY YEAR                                 1ST  2ND  3RD  4TH  5TH  6TH  7TH  8TH  MORE
-----------                                 ---  ---  ---  ---  ---  ---  ---  ---  ----
Surrender Charge %.........................   8%   7%   6%   5%   4%   3%   2%   1% None

  Surrender charges are included in transfers to Sponsor for benefits and terminations.

NOTE E--EQUITY OF SPONSOR

  The equity of the Sponsor may be withdrawn at the discretion of the Sponsor without penalty.

                     UNITED INVESTORS LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

NOTE F--SELECTED UNIT DATA

  Selected data for a weighted average unit of the Life Variable Separate Account outstanding throughout each period follows.

                                                                                          LIMITED
                   MONEY            HIGH                                 SMALL             TERM    ASSET   SCIENCE AND
                   MARKET   BOND   INCOME  GROWTH  INCOME  INTERNATIONAL  CAP    BALANCED  BOND   STRATEGY TECHNOLOGY*
                   ------  ------  ------  ------  ------  ------------- ------  -------- ------- -------- -----------
1997
----
Dividend income..  $ 0.08  $ 0.13  $ 0.24  $ 0.37  $ 0.18     $ 0.13     $ 0.49   $ 0.13   $0.07   $ 0.14     $0.01
Expenses.........    0.03    0.04    0.04    0.08    0.05       0.03       0.05     0.03    0.01     0.04      0.01
                   ------  ------  ------  ------  ------     ------     ------   ------   -----   ------     -----
Investment in-
come--net........    0.05    0.09    0.20    0.29    0.13       0.10       0.44     0.10    0.06     0.10      0.00
Net realized and
unrealized in-
vestment gains...    0.00    0.06    0.09    0.43    0.38       0.07       0.05     0.11    0.01     0.01      0.14
Premium deposits
 and net
 transfers.......   (0.49)   0.04    0.07    0.20    0.28       0.30       0.32     0.28    0.01     0.04      0.22
Transfer to spon-
sor for benefits
and terminations.   (0.17)  (0.10)  (0.12)  (0.23)  (0.06)     (0.05)     (0.05)   (0.02)  (0.01)    0.00      0.00
                   ------  ------  ------  ------  ------     ------     ------   ------   -----   ------     -----
Increase (de-
crease) in net
asset value......   (0.61)   0.09    0.24    0.69    0.73       0.42       0.76     0.47    0.07     0.15      0.36
Net asset value,
beginning of the
period...........    1.83    2.06    2.33    3.87    2.36       1.37       2.08     1.64    1.18     1.37      0.00
                   ------  ------  ------  ------  ------     ------     ------   ------   -----   ------     -----
Net asset value,
end of the peri-
od...............  $ 1.22  $ 2.15  $ 2.57  $ 4.56  $ 3.09     $ 1.79     $ 2.84   $ 2.11   $1.25   $ 1.52     $0.36
                   ======  ======  ======  ======  ======     ======     ======   ======   =====   ======     =====
1996
----
Dividend income..  $ 0.07  $ 0.13  $ 0.20  $ 0.44  $ 0.06     $ 0.02     $ 0.08   $ 0.09   $0.06   $ 0.05
Expenses.........    0.03    0.04    0.04    0.07    0.04       0.03       0.04     0.03    0.01     0.01
                   ------  ------  ------  ------  ------     ------     ------   ------   -----   ------
Investment income
(loss)--net......    0.04    0.09    0.16    0.37    0.02      (0.01)      0.04     0.06    0.05     0.04
Net realized and
unrealized in-
vestment
gains (losses)...   (0.29)  (0.05)   0.13   (0.25)  (0.06)     (0.29)     (0.80)  (0 .35)  (0.08)   (1.99)
Premium deposits
and
net transfers....    0.38    0.04    0.13    0.35    0.45       0.42       0.85     0.53    0.09     1.13
Transfer to
Sponsor for
benefits and
terminations.....   (0.04)  (0.05)  (0.14)  (0.07)  (0.04)     (0.02)     (0.02)   (0.01)      0        0
                   ------  ------  ------  ------  ------     ------     ------   ------   -----
Increase (de-
crease) in
net asset value..     0.9    0.03    0.28    0.40    0.37       0.10       0.07     0.23    0.06    (0.82)
Net asset value,
beginning of the
period...........    1.74    2.03    2.05    3.47    1.99       1.27       2.01     1.41    1.12     2.19
                   ------  ------  ------  ------  ------     ------     ------   ------   -----   ------
Net asset value,
end of the peri-
od...............  $ 1.83  $ 2.06  $ 2.33  $ 3.87  $ 2.36     $ 1.37     $ 2.08   $ 1.64   $1.18   $ 1.37
                   ======  ======  ======  ======  ======     ======     ======   ======   =====   ======

----
* Established in 1997

                     UNITED INVESTORS LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

NOTE F--SELECTED UNIT DATA--(CONTINUED)

                                                                                               LIMITED
                          MONEY           HIGH                                 SMALL            TERM    ASSET
                          MARKET  BOND   INCOME  GROWTH  INCOME  INTERNATIONAL  CAP   BALANCED  BOND   STRATEGY
                          ------  -----  ------  ------  ------  ------------- -----  -------- ------- --------
1995
----
Dividend income.........  $0.07   $0.13  $0.18   $0.57   $0.05       $0.02     $0.06   $0.05    $0.06   $0.03
Expenses................   0.03    0.04   0.04    0.06    0.03        0.02      0.03    0.03     0.01    0.01
                          -----   -----  -----   -----   -----       -----     -----   -----    -----   -----
Investment income--net..   0.04    0.09   0.14    0.51    0.02        0.00      0.03    0.02     0.05    0.02
Net realized and
 unrealized investment
 gains (losses).........   0.46   (0.07)  0.06    0.07   (0.26)      (1.48)    (1.51)  (1.22)    0.04   (0.04)
Premium deposits and net
 transfers..............  (0.96)   0.13   0.10    0.31    0.38        0.60      1.04    0.44     0.01    2.21
Transfer to Sponsor for
 benefits and
 terminations...........  (0.02)  (0.03) (0.04)  (0.03)  (0.01)       0.00      0.00    0.00    (0.01)   0.00
                          -----   -----  -----   -----   -----       -----     -----   -----    -----   -----
Increase (decrease) in
 net asset value........  (0.48)   0.12   0.26    0.86    0.13       (0.88)    (0.44)  (0.76)    0.09    2.19
Net asset value,
 beginning of the
 period.................   2.22    1.91   1.79    2.61    1.86        2.15      2.45    2.17     1.03    0.00
                          -----   -----  -----   -----   -----       -----     -----   -----    -----   -----
Net asset value, end of
 the period.............  $1.74   $2.03  $2.05   $3.47   $1.99       $1.27     $2.01   $1.41    $1.12   $2.19
                          =====   =====  =====   =====   =====       =====     =====   =====    =====   =====

                                                                     APPENDIX A

               ILLUSTRATIONS OF DEATH BENEFITS AND POLICY VALUES

  The following tables illustrate how the Policy Values and Death Benefits of a Policy may change with the investment experience of the Fund. The tables show how the Policy Values and Death Benefits of a Policy issued to an Insured of a given age who pays the given premium at issue would vary over time if the investment return on the assets held in each Portfolio of the Fund were a uniform, gross, after-tax annual rate of 0%, 4%, 8% or 12%. The table on page A-2 illustrates a Policy issued to a female age 35 for $10,000 initial premium, standard risk class with the minimum initial Death Benefit. The tables on pages A-3 and A-4 illustrate a Policy issued to a male age 55 for $50,000 initial premium, preferred risk class with the minimum initial Death Benefit. The Policy Values and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 4%, 8% and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years.

  The second column of the tables shows the value of the premium paid accumulated at 5% interest. The following columns show the Death Benefits and the Policy Values for uniform hypothetical rates of return shown in these tables. The table on page A-3 is based on the current cost of insurance and administrative charges. This reflects the basis on which United Investors currently sells its Policies. The maximum cost of insurance rates allowable under the Policy are contained in the 1980 Commissioners' Standard Ordinary Mortality Tables. The Death Benefits and Policy Values shown in the tables on pages A-2 and A-4 are based on the assumption that the maximum allowable cost of insurance rates as described above ("guaranteed cost") and maximum allowable expense deductions are made throughout the life of the Policy.

  The values shown assume that a Policyowner maintains Policy Values in equal proportion among the Money Market, Bond, High Income, Growth, Income, International, Small Cap, Balanced, Limited-Term Bond, Asset Strategy and Science and Technology portfolios of the Fund, and they take into account an average of the daily investment management fee currently paid by those eleven portfolios in 1997 (which is equivalent to the annual rate of .67% of the aggregate average daily net assets of those portfolios), an average of the actual annual expenses incurred by those eleven portfolios in 1997 (which is an annual rate of .10%), the daily charge by United Investors to each Investment Division for assuming mortality and expense risks (which is equivalent to an annual rate of .60%), the annual deduction on each of the first ten Policy Anniversaries for state and local premium taxes, underwriting and issue expenses, and sales expenses (which is equivalent to an annual rate of 1.20% of the initial premium), the annual deduction for cost of insurance and the $50 annual deduction for administrative expenses. The values shown also take into account the Service Fee (at an annual rate of 0.25%) under the Service Plan adopted August 31, 1998 pursuant to Rule 12b-1 under the Investment Company Act of 1940.

  Taking into account the mortality and expense risk charge of .60% and the charge for investment management fees, expenses and "12b-1" service fees from the Fund, the illustrated gross annual investment rates of return of 0%, 4%, 8% and 12%, correspond to approximate net annual rates of -1.62%, 2.38%, 6.38%, 10.38% respectively.

  The hypothetical values shown in the tables do not reflect charges for any federal income tax burden attributable to the Variable Account, since United Investors is not currently making such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0%, 4%, 8% or 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefits and Policy Values illustrated. (See Federal Tax Matters.)

  The tables illustrate the values that would result based upon the hypothetical investment rates of return if only a single premium is paid as indicated, and if no Policy loans have been made.

  Illustrated values would be different if the proposed Insured were another age.

  Upon request, United Investors will provide a comparable illustration based upon the Proposed Insured's age and the initial Death Benefit requested.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                FEMALE ISSUE AGE 35        STANDARD RISK CLASS

    $10,000 SINGLE PREMIUM PAYMENT___$62,365 MINIMUM DEATH BENEFIT
            MAXIMUM COST OF INSURANCE AND ADMINISTRATIVE CHARGES(1)

                                    PREMIUM       ASSUMING HYPOTHETICAL GROSS
END OF                           PAYMENTS PLUS     ANNUAL RATE OF RETURN OF:
POLICY                              INTEREST    --------------------------------
YEAR                             AT 5% PER YEAR   0%      4%      8%      12%
------                           --------------   --      --      --      ---
                                                       DEATH BENEFITS(2)
1...............................                $62,365 $62,365 $62,365 $ 62,365
2...............................                 62,365  62,365  62,365   62,365
3...............................                 62,365  62,365  62,365   62,365
4...............................                 62,365  62,365  62,365   62,365
5...............................                 62,365  62,365  62,365   62,365
10..............................                 62,365  62,365  62,365   62,365
20..............................                 62,365  62,365  62,365   89,575
30..............................                    (3)  62,365  62,365  179,934
Age 65..........................                    (3)  62,365  62,365  179,934
                                                        POLICY VALUES(2)
1...............................    $10,500     $ 9,838 $10,238 $10,638 $ 11,038
2...............................     11,025       9,426  10,220  11,045   11,903
3...............................     11,576       9,015  10,195  11,473   12,852
4...............................     12,155       8,602  10,162  11,922   13,896
5...............................     12,763       8,188  10,121  12,392   15,041
10..............................     16,289       6,039   9,730  15,081   22,702
20..............................     26,533       2,103   8,857  24,304   57,054
30..............................     43,219         (3)   5,106  40,505  147,487
Age 65..........................     43,219         (3)   5,106  40,505  147,487
                                                      SURRENDER VALUES(2)
1...............................                $ 9,038 $ 9,438 $ 9,838 $ 10,238
2...............................                  8,726   9,520  10,345   11,203
3...............................                  8,415   9,595  10,873   12,252
4...............................                  8,102   9,662  11,422   13,396
5...............................                  7,788   9,721  11,992   14,641
10..............................                  6,039   9,730  15,081   22,702
20..............................                  2,103   8,857  24,304   57,054
30..............................                    (3)   5,106  40,505  147,487
Age 65..........................                    (3)   5,106  40,505  147,487

  (1) Current and maximum charges are the same for female standard risks.
  (2) Assumes no Policy loans have been made.
  (3) In the absence of an additional premium payment, the Policy would have lapsed.

  It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by a Policyowner and different rates of return of the Fund Portfolios. The Death Benefit and Surrender Value for a Policy would be different from those shown if actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years, but also fluctuated above or below those averages for individual Policy Years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                MALE ISSUE AGE 55         PREFERRED RISK CLASS

    $50,000 SINGLE PREMIUM PAYMENT  $126,599 MINIMUM DEATH BENEFIT
             CURRENT COST OF INSURANCE AND ADMINISTRATIVE CHARGES

                                 PREMIUM         ASSUMING HYPOTHETICAL GROSS
END OF                        PAYMENTS PLUS       ANNUAL RATE OF RETURN OF:
POLICY                           INTEREST    -----------------------------------
YEAR                          AT 5% PER YEAR    0%       4%       8%      12%
------                        --------------    --       --       --      ---
                                                      DEATH BENEFITS(1)
1............................                $126,599 $126,599 $126,599 $126,599
2............................                 126,599  126,599  126,599  126,599
3............................                 126,599  126,599  126,599  126,599
4............................                 126,599  126,599  126,599  126,599
5............................                 126,599  126,599  126,599  126,599
10...........................                 126,599  126,599  126,599  143,779
20...........................                 126,599  126,599  143,988  325,142
30...........................                   (2)    126,599  254,371  832,329
Age 65.......................                 126,599  126,599  126,599  143,779
                                                      POLICY VALUES(1)
1............................    $ 52,500    $ 49,190 $ 51,190 $ 53,190 $ 55,190
2............................      55,125      47,275   51,258   55,402   59,706
3............................      57,881      45,333   51,282   57,724   64,678
4............................      60,775      43,360   51,259   60,166   70,163
5............................      63,814      41,351   51,185   62,737   76,220
10...........................      81,445      30,446   49,771   77,859  117,851
20...........................     132,665       3,097   42,501  134,568  303,871
30...........................     216,097       (2)     (2)     242,258  792,694
Age 65.......................      81,445      30,446   49,771   77,859  117,851
                                                     SURRENDER VALUES(1)
1............................                $ 45,190 $ 47,190 $ 49,190 $ 51,190
2............................                  43,775   47,758   51,902   56,206
3............................                  42,333   48,282   54,724   61,678
4............................                  40,860   48,759   57,666   67,663
5............................                  39,351   49,185   60,737   74,220
10...........................                  30,446   49,771   77,859  117,851
20...........................                   3,097   42,501  134,568  303,871
30...........................                   (2)     (2)     242,258  792,694
Age 65.......................                  30,446   49,771   77,859  117,851

  (1) Assumes no Policy loans have been made.
  (2) In the absence of an additional premium payment, the Policy would have lapsed.

  It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by a Policyowner and different rates of return of the Fund Portfolios. The Death Benefit and Surrender Value for a Policy would be different from those shown if actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years, but also fluctuated above or below those averages for individual Policy Years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                MALE ISSUE AGE 55         PREFERRED RISK CLASS

    $50,000 SINGLE PREMIUM PAYMENT  $129,599 MINIMUM DEATH BENEFIT
             MAXIMUM COST OF INSURANCE AND ADMINISTRATIVE CHARGES

                                 PREMIUM         ASSUMING HYPOTHETICAL GROSS
END OF                        PAYMENTS PLUS       ANNUAL RATE OF RETURN OF:
POLICY                           INTEREST    -----------------------------------
YEAR                          AT 5% PER YEAR    0%       4%       8%      12%
------                        --------------    --       --       --      ---
                                                      DEATH BENEFITS(1)
1............................                $126,599 $126,599 $126,599 $126,599
2............................                 126,599  126,599  126,599  126,599
3............................                 126,599  126,599  126,599  126,599
4............................                 126,599  126,599  126,599  126,599
5............................                 126,599  126,599  126,599  126,599
10...........................                 126,599  126,599  126,599  138,181
20...........................                   (2)    126,599  126,599  305,676
30...........................                   (2)      (2)    214,562  768,115
Age 65.......................                 126,599  126,599  126,599  138,181
                                                      POLICY VALUES(1)
1............................    $ 52,500    $ 49,190 $ 51,190 $ 53,190 $ 55,190
2............................      55,125      46,956   50,935   55,074   59,376
3............................      57,881      44,658   50,594   57,025   63,971
4............................      60,775      42,288   50,160   59,047   69,031
5............................      63,814      39,837   49,625   61,146   74,615
10...........................      81,445      25,771   44,873   72,936  113,264
20...........................     132,665       (2)     18,600  115,837  285,679
30...........................     216,097       (2)      (2)    204,345  731,538
Age 65.......................      81,445      25,771   44,873   72,936  113,264
                                                     SURRENDER VALUES(1)
1............................                $ 45,190 $ 47,190 $ 49,190 $ 51,190
2............................                  43,456   47,435   51,574   55,876
3............................                  41,658   47,594   54,025   60,971
4............................                  39,788   47,660   56,547   66,531
5............................                  37,837   47,625   59,146   72,615
10...........................                  25,771   44,873   72,936  113,264
20...........................                   (2)     18,600  115,837  285,679
30...........................                   (2)      (2)    204,345  731,538
Age 65.......................                  25,771   44,873   72,936  113,264

  (1) Assumes no Policy loans have been made.
  (2) In the absence of an additional premium payment, the Policy would have lapsed.

  It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by a Policyowner and different rates of return of the Fund Portfolios. The Death Benefit and Surrender Value for a Policy would be different from those shown if actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years, but also fluctuated above or below those averages for individual Policy Years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                                                     APPENDIX B

                             DEATH BENEFIT FACTORS

As noted in the Prospectus, after the Policy Date the Death Benefit is equal to the greater of the Minimum Death Benefit or the Policy Value times the applicable Death Benefit Factor. The Death Benefit Factors are listed below.

           Attained                                           Attained
             Age                 Factor                         Age                          Factor
           --------              ------                       --------                       ------
             0-40                 2.50                           68                           1.17
               41                 2.43                           69                           1.16
               42                 2.36                           70                           1.15
               43                 2.29                           71                           1.13
               44                 2.22                           72                           1.11
               45                 2.15                           73                           1.09
               46                 2.09                           74                           1.07
               47                 2.03                           75                           1.05
               48                 1.97                           76                           1.05
               49                 1.91                           77                           1.05
               50                 1.85                           78                           1.05
               51                 1.78                           79                           1.05
               52                 1.71                           80                           1.05
               53                 1.64                           81                           1.05
               54                 1.57                           82                           1.05
               55                 1.50                           83                           1.05
               56                 1.46                           84                           1.05
               57                 1.42                           85                           1.05
               58                 1.38                           86                           1.05
               59                 1.34                           87                           1.05
               60                 1.30                           88                           1.05
               61                 1.28                           89                           1.05
               62                 1.26                           90                           1.05
               63                 1.24                           91                           1.04
               64                 1.22                           92                           1.03
               65                 1.20                           93                           1.02
               66                 1.19                           94                           1.01
               67                 1.18                           95                           1.00

                                      B-1